Exhibit 10.9

PURCHASE AND SALE AGREEMENT

Dean Taylor Crossing, Bethany Village, Tree Summit Village,

Towne Centre at Wesley Chapel, ChampionsGate Village and Goolsby Point

This PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered as of February 24, 2014 (the “Effective Date”) by and among MEPT Dean Taylor Crossing LLC, a Delaware limited liability company, MEPT Bethany Village LLC, a Delaware limited liability company, MEPT Tree Summit Village LLC, a Delaware limited liability company, MEPT Towne Centre Wesley Chapel LLC, a Delaware limited liability company, MEPT ChampionsGate LLC, a Delaware limited liability company, and MEPT Goolsby Point LLC, a Delaware limited liability company (collectively, “Seller”), and The Phillips Edison Group LLC, an Ohio limited liability company (“Purchaser”).

For and in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows:

1.            Purchase and Sale. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to buy from Seller, the Property (hereinafter defined) for the consideration and upon and subject to the terms, provisions and conditions hereinafter set forth. The “Property” means:

(a)          The land commonly known as (i) Dean Taylor Crossing located in Suwanee, Gwinnett County, Georgia, as more particularly described in Exhibit A-1 to this Agreement; (ii) Bethany Village located in Alpharetta, Fulton County, Georgia, as more particularly described in Exhibit A-2 to this Agreement; (iii) Tree Summit Village located in Duluth, Gwinnett County, Georgia, as more particularly described in Exhibit A-3 to this Agreement; (iv) Towne Centre at Wesley Chapel located in Wesley Chapel, Pasco County, Florida, as more particularly described in Exhibit A-4 to this Agreement; (v) ChampionsGate Village located in Davenport, Osceola County, Florida, as more particularly described in Exhibit A-5 to this Agreement; and (vi) Goolsby Point located in Riverview, Hillsborough County, Florida, as more particularly described in Exhibit A-6 to this Agreement (collectively, the “Land”), together with all of Seller’s right, title and interest in (A) all structures, fixtures, buildings and improvements situated on the Land (collectively, the “Improvements”);” each parcel of Land and its associated Improvements is herein referred to as a “Shopping Center” and collectively as the “Shopping Centers”), and (B) any and all rights, titles, powers, privileges, easements, licenses, rights-of-way and interests (I) appurtenant to the Land and the Improvements, (II) if any, of Seller, either at law or in equity, in possession or in expectancy, in and to any real estate lying in the streets, highways, roads, alleys, rights-of-way or sidewalks, open or proposed; in front of, above, over, under, through or adjoining the Land and in and to any strips or gores of real estate adjoining the Land, and (III) appurtenant or incident to any of the foregoing, including, without limitation, to the extent owned by Seller, all mineral, oil, gas and other hydrocarbon substances on and under and that may be produced from the Land, as well as all development rights, land use entitlements, air rights, water, water rights, riparian rights, and water stock relating to the Land;

(b)          All equipment, fixtures, appliances, inventory, and other personal property of whatever kind or character owned by Seller and attached to or installed or located on or in the Land or the Improvements (the “Personal Property”);

(c)          All of Seller's right, title and interest in and to all leases that relate to or affect the Land, the Improvements, the Personal Property or the operation thereof, including, without limitation, tenant leases (“Tenant Leases”) and all security deposits actually paid to or received by Seller in connection with the Tenant Leases (and not as of the Closing Date returned to or forfeited by tenants under Tenant Leases);

(d)          All warranties, guaranties and bonds that affect the Land, the Improvements, the Personal Property or the operation thereof, only to the extent that such items are assignable by Seller without any necessary third party consent, or to the extent that all necessary third party consents to the assignments have been obtained (provided that Seller shall not be obligated to obtain any third party consents); and

(e)          To the extent assignable, all of Seller's right, title and interest, if any, in and to all trademarks, trade names or symbols under which the Land or the Improvements (or any part thereof) is operated including without limitation each of the names “Dean Taylor Crossing”, “Bethany Village”, “Tree Summit Village”, “Towne Centre at Wesley Chapel”, “ChampionsGate Village” and “Goolsby Point”.

2.            Sales Price. The total sales price for the Property is Fifty-Nine Million Three Hundred Fifty Thousand and No/100 Dollars ($59,350,000.00) (the “Sales Price”), payable in cash at Closing. Payment in cash means payment by wire transfer of immediately available federal funds (“Immediately Available Funds”).

3.            Earnest Money. Within one (1) Business Day of the Effective Date, Purchaser will deliver to Chicago Title Insurance Company, 2828 Routh Street, Suite 800, Dallas, Texas 75201, Attention: Ellen Schwab (the “Title Company”), as escrow agent, One Million and No/100 Dollars ($1,000,000) (by Immediately Available Funds) as earnest money (the “Earnest Money”), which the Title Company will deposit and hold in an interest bearing account. If Purchaser does not timely deliver the Earnest Money as provided in this Section 3, or if the Title Company is unable to immediately cash the check representing the Earnest Money and obtain the proceeds thereof, then this Agreement shall be null and void, and neither party shall have any right or obligation hereunder. For the purpose of this Agreement, the term “Earnest Money” shall include the Earnest Money and any interest earned thereon. If the transaction contemplated by this Agreement is closed, then the Earnest Money will be applied in payment of the Sales Price to be paid at Closing. If the transaction is not closed, then the Title Company will disburse the Earnest Money in accordance with the provisions of this Agreement.

4.            Closing.

(a)          Time and Place. The closing of this transaction (the “Closing”) will take place in escrow at the Title Company on Monday, March 3, 2014 (the “Closing Date”), unless otherwise postponed pursuant to this Agreement.

(b)          Seller's Closing Deliveries. At the Closing, Seller will deliver or cause to be delivered the following:

(i)          Deed. A Limited Warranty Deed or a Special Warranty Deed in the form attached hereto as Exhibit B-1 and Exhibit B-2 as applicable to each Property (collectively, the “Deed”), duly executed and acknowledged by Seller, conveying good and indefeasible title in fee simple to the Land and Improvements, free and clear of any and all liens, encumbrances, easements and assessments, created by, through or under Seller, except for Permitted Exceptions (defined below) and any others approved by Purchaser in writing.

(ii)         Bill of Sale. Seller's counterpart to a Bill of Sale, Assignment, and Assumption Agreement (the “Bill of Sale”), in the form attached hereto as Exhibit C, duly executed by Seller.

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(iii)        Assignment and Assumption of Leases. Seller's counterpart to an Assignment and Assumption of Leases (the “Assignment and Assumption”), in the form attached hereto as Exhibit D, duly executed by Seller.

(iv)        Possession. Possession of the Property, subject only to the Tenant Leases and the Permitted Exceptions.

(v)         Non-foreign Affidavit. A non-foreign affidavit, in the form attached hereto as Exhibit E, duly executed by Seller.

(vi)        Tenant Estoppel Letters. Originals of any Tenant Estoppel Letters (as defined in Section 8) received by Seller, to the extent not delivered to Purchaser prior thereto.

(vii)       Letters of Credit as Tenant Security Deposits. To the extent a tenant security deposit is held by Seller in the form of a letter of credit, all original letters of credit (each, an “LOC”). Seller shall execute and deliver on or prior to Closing such other instruments as the issuer of such LOC shall reasonably require in order to cause the named beneficiary under such LOC to be changed to Purchaser. If any LOC is transferable solely by the beneficiary, Seller agrees to obtain and complete the required transfer form(s) from the financial institution that issued the LOC and deposit the same with the original of such LOC with the Title Company at Closing, and any transfer fees payable in connection therewith shall be credited against the Sales Price payable to Seller at Closing. If any LOC cannot be unilaterally transferred by the beneficiary, then Seller shall deliver said original LOC into escrow at Closing and Seller will cooperate, at no out-of-pocket cost to Seller, with Purchaser to obtain a new LOC with Purchaser as the beneficiary or to change the named beneficiary under such LOC. In such an event, if a default by tenant should occur after the Closing that would give rise to the landlord having the right to cash the existing LOC before a replacement LOC is obtained, and the proceeds of such LOC are assignable pursuant to its terms, then Seller shall draw upon such LOC on Purchaser’s behalf so long as Purchaser delivers the existing LOC back to Seller. Purchaser hereby indemnifies and holds Seller harmless against any claims, liabilities, fees, costs or expenses incurred by Seller in connection with the performance of its obligations under the immediately preceding sentence. This Section 4(b)(vii) shall survive the Closing.

(viii)      Closing Statement. A Closing Statement in such form and substance agreed upon by Purchaser and Seller (the “Closing Statement”).

(ix)         Escrow Agreement. If required under Section 13(b), Seller’s counterpart to the Escrow Holdback Agreement in the form attached to this Agreement as Exhibit J (the “Escrow Agreement”).

(x)          Authority. Evidence reasonably acceptable to the Title Company of Seller's capacity and authority for the closing of this transaction.

(xi)         Termination of Contracts. Reasonably satisfactory evidence of the termination of all Contracts (defined below) as of or prior to Closing.

(xii)        Other Documents. Any other documents that may be reasonably required by Purchaser or the Title Company to close this transaction, duly executed (provided however, no such additional document shall expand any obligation, covenant, representation or warranty of Seller or result in any new or additional obligation, covenant, representation or warranty of Seller under this Agreement beyond those expressly set forth in this Agreement).

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(c)          Purchaser's Closing Deliveries. Purchaser will be prepared to authorize Closing no later than 1:00 p.m. Eastern Time on the Closing Date and will perform and deliver, before 1:00 p.m. Eastern Time on the Closing Date the following:

(i)          Sales Price. The Sales Price in Immediately Available Funds (reduced by the amount, if any, of the Earnest Money applied for that purpose).

(ii)         Bill of Sale. Purchaser's counterpart to the Bill of Sale, duly executed by Purchaser.

(iii)        Assignment and Assumption. Purchaser's counterpart to the Assignment and Assumption, duly executed by Purchaser.

(iv)        Tenant Notices. Notices to all tenants of the Property informing tenants (A) that Purchaser is the new owner of the Property, (B) that Purchaser has received and is responsible for all of the tenants' security deposits, and (C) that tenants are to thereafter mail any rental payments to an address supplied by Purchaser.

(v)         Closing Statement. Purchaser's counterpart to the Closing Statement.

(vi)        Escrow Agreement. If required under Section 13(b), Purchaser’s counterpart to the Escrow Agreement.

(vii)       Authority. Evidence reasonably acceptable to the Title Company of Purchaser's capacity and authority for the closing of this transaction.

(viii)      Other Documents. Any other documents that may be reasonably required by Seller or the Title Company to close this transaction, duly executed (provided however, no such additional document shall expand any obligation, covenant, representation or warranty of Purchaser or result in any new or additional obligation, covenant, representation or warranty of Purchaser under this Agreement beyond those expressly set forth in this Agreement).

(d)          Expenses of Closing. Seller will pay (i) all state, county and local documentary transfer taxes, (ii) ½ of the base premium for an ALTA 2006 standard title insurance policy (the “Title Policy”); (iii) 1/2 of any escrow fee; (iv) Seller's attorneys' fees; (v) Seller’s appropriate share of the prorations set forth in Section 4(e) below; and (vi) other expenses stipulated to be paid by Seller under other provisions of this Agreement. Purchaser will pay (A) ½ of the base premium for the Title Policy; (B) the additional premium for an extended coverage title policy, including any endorsements to the Title Policy; (C) the cost of any lender policies and endorsements thereto; (D) recording fees; (E) the cost of obtaining an updated survey; (F) 1/2 of any escrow fee; (G) Purchaser's attorneys' fees; (H) Purchaser's appropriate share of the prorations set forth in Section 4(e) below; and (I) other expenses stipulated to be paid by Purchaser under other provisions of this Agreement. Seller and Purchaser shall agree on the allocation of the Sales Price among the Properties for purposes of the applicable transfer tax declarations no later than Thursday, February 27, 2014.

(e)          Prorations. At Closing, items of income and expense of the Property shall be prorated as of midnight on the day immediately preceding the Closing Date. Income and expenses attributable to the period prior to the Closing Date shall be for the account of Seller, and income and expenses attributable to the period on and after the Closing Date shall be for the account of Purchaser. The following items shall be prorated through escrow:

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(i)          Taxes. All real estate, personal property and ad valorem taxes, assessments and bonds (“Taxes”) payable with respect to the Property shall be prorated between Seller and Purchaser as of the Closing Date for the year in which the Closing is held on the basis of the statements for such amounts for such year. If statements for the current year are not available as of the Closing Date, the proration between Seller and Purchaser shall be made on the basis of the amounts due for the immediately prior year and shall be subject to adjustment outside of escrow after the Closing within sixty (60) days after the bills for the applicable period are received; provided, however, that any reproration of real estate taxes shall take into account only increases in the tax rate or millage, and any portion of any real estate tax increase attributable to an increase in assessed value shall not be taken into account. If any tax assessment for the current year is under protest, the closing tax proration shall be re-prorated between Purchaser and Seller at such time as there is a final determination on such protest; provided that Seller shall first be credited for all costs, including legal fees and expenses, associated with such protest.

(ii)         Income and Expenses. Income from the Property other than Rent (as defined below), and ordinary operating expenses incurred by Seller with respect to the Property, shall be prorated between Seller and Purchaser as of the Closing Date. Such expenses include, without limitation, utility charges, sewer, janitorial, cleaning and maintenance costs. Purchaser shall cause all utilities to be placed in the name of Purchaser as of the Closing Date. All utility expenses for the period up until Closing shall be paid by Seller. All utility expenses associated with the period after Closing shall be paid by Purchaser. The parties shall use commercially reasonable efforts to obtain readings for all utilities as of the Closing Date. If readings cannot be obtained as of the Closing Date, the cost of such utilities shall be prorated between Seller and Purchaser by estimating such cost on the basis of the most recent bill for such service; provided, however, that after the Closing, the parties shall reprorate the amount for such utilities and pay any deficiency in the original proration to the other party promptly upon receipt of the actual bill for the relevant billing period.

(iii)        Rentals and Other Tenant Charges. Rents under the Tenant Leases, including, without limitation, fixed rent, additional rent and operating expense pass-throughs (collectively, “Rents”), shall be addressed in the manner set forth in this subsection. All prepaid Rents for any period subsequent to the Closing Date shall be credited to Purchaser at Closing. If more amounts have been collected under Tenant Leases as operating expense pass-throughs than have been expended for operating expenses by Seller as of the Closing Date, then Purchaser shall receive a credit against the Purchase Price for such excess collected amount. Operating expense pass-throughs and other amounts reimbursed by tenants for the year in which Closing occurs will be re-prorated no later than March 31 in the year after which Closing occurs; provided, however, Seller shall receive a credit at Closing for all operating expenses of the Property actually paid by Seller which relate to periods subsequent to Closing, pursuant to Section 4(e)(ii) above, regardless of whether such actual operating expenses have been fully reimbursed by the tenants as of the Closing Date. All collected Rents for the month in which the Closing occurs shall be prorated as of the Closing Date. All Rents which are due but uncollected as of the Closing Date (the “Delinquent Rents”) shall not be prorated at Closing, but shall be paid to the party entitled to receive such Delinquent Rents upon receipt of same by either Seller or Purchaser after Closing. Purchaser agrees to use commercially reasonable efforts to collect Delinquent Rents from each tenant remaining in possession of its space under a Tenant Lease (such efforts limited, however, to forwarding out to the tenants billings therefor prepared by Seller). Any and all amounts received by Purchaser after the Closing Date from any party owing Delinquent Rents shall be paid and applied as follows: first, to Purchaser’s reasonable collection costs (including, without limitation, reasonable attorneys’ fees) incurred (after the Closing Date only); second, to Purchaser for Rents due for the then current month; third, to Purchaser for due but unpaid Rents accruing after the Closing Date, to be applied in the inverse of the order incurred (i.e., the most recently incurred Rents paid first); fourth, to Delinquent Rents for the month in which the Closing occurs (which sums shall, upon such collection, be prorated between Seller and Purchaser as though collected prior to Closing and Purchaser shall be entitled to any of the same which relate to credits given to Seller for operating expense pass-throughs, as provided above); and finally, to Seller for Delinquent Rents for the period prior to the month of Closing. The parties agree that they shall provide a final accounting and reconciliation of all Delinquent Rents within thirty (30) days after Closing. Purchaser shall not have an exclusive right to collect any sums due Seller from tenants under the Tenant Leases, and Seller hereby retains the right to pursue any tenant under the Tenant Leases for any sums due Seller for periods attributable to Seller's ownership of the Property; provided, however, Seller (b) shall be required to notify Purchaser in writing of Seller's intention to commence or pursue any legal proceedings, and (c) shall not be permitted to commence or pursue any legal proceedings against any tenant at the Property seeking eviction of such tenant or the termination of the underlying Tenant Lease.

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(iv)        Security Deposits. Purchaser shall receive a credit for all security deposits (and interest thereon if required by law or contract to be earned thereon) reflected as owing in the Tenant Leases which are called for under the Lease and have not then been applied to defaults thereunder as of the Closing. However, if any tenant security deposit is in the form of an LOC, promissory note or similar instrument, there shall be no credit against the Sales Price at Closing with respect to any such noncash security deposit. Seller’s obligations to deliver and transfer any LOC is controlled by Section 4(b)(vii) above.

(v)         Leasing Commissions and Tenant Inducements. Purchaser shall be responsible for the payment of (a) all Tenant Inducement Costs (as defined below) and leasing commissions which become due and payable (whether before or after Closing) as a result of any new Tenant Lease or any renewal, expansion or extension of any existing Tenant Lease entered into after the Effective Date (provided that such new lease, renewal, expansion or extension has been approved or deemed approved by Purchaser in accordance with Section 13(b) below); and (b) all Tenant Inducement Costs and leasing commissions which first become due and payable from and after the Closing Date. If Seller has paid any Tenant Inducement Costs or leasing commissions prior to the Closing Date for which Purchaser is responsible, Seller shall receive a credit for such amounts at Closing. The payment or satisfaction of all leasing commissions and Tenant Inducement Costs which are not the responsibility of Purchaser as described in the first sentence of this Section 4(e)(v) or otherwise agreed to in writing by the parties, shall be the responsibility of Seller. Notwithstanding the foregoing, Seller acknowledges and agrees that Seller will be solely responsible for payment of any tenant improvements and leasing commissions incurred in connection with those certain leases executed by Seller with each of (i) Workout Anytime (dba Bethany Bend Fitness LLC) at Bethany Village, (ii) Workout Anytime (dba Suwanee WOA, LLC) at Dean Taylor Crossing, (iii) Browline at Dean Taylor Crossing, and (iv) Anytime Fitness (dba Carle Fitness Centers, LLC) at Towne Centre at Wesley Chapel. For purposes hereof, the term “Tenant Inducement Costs” shall mean any out-of-pocket payments required under a Tenant Lease to be paid or incurred by the landlord to or for the benefit of the tenant which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, lease buyout costs, and moving, design and refurbishment allowances. The term “Tenant Inducement Costs” shall not include loss of income resulting from any free or reduced rental period, it being agreed that Seller shall bear the loss resulting from any free or reduced rental period until the Closing Date and that Purchaser shall bear such loss from and after the Closing Date; provided that at Closing Purchaser shall receive a credit in the amount of $161,271 to offset free or reduced rental periods that extend beyond the Closing Date under certain Tenant Leases at the Properties, and Seller shall have no additional liability for any free or reduced rental period from and after the Closing Date.

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(vi)        Reprorations. Any proration under this Section 4(e) that cannot be ascertained with certainty as of the Closing Date shall be prorated on the basis of the parties’ reasonable estimates of such amounts and shall be the subject of a final proration as soon thereafter as the precise amounts can be ascertained, but in no event later than sixty (60) days after the Closing. Seller and Purchaser shall each cooperate with the other diligently and promptly to correct any errors in computations or estimates under this Section 4(e) and shall promptly pay to the party entitled thereto any refund, credit or other payment necessary to comply with this Section 4(e) on demand therefor.

(vii)       Survival. The provisions of this Section 4(e) shall survive Closing.

5.            Due Diligence and Inspection.

(a)          Inspection. Prior to the Effective Date, Purchaser has conducted an acquisition due diligence investigation of the Property (the “Inspection”), including (i) a review of Tenant Leases, Contracts, financial statements and other documentation related to the Property, and (ii) a physical inspection of the Shopping Centers to determine the condition of the same including the existence of any environmental hazards or conditions. Seller has provided Purchaser with full access to the Property, including the books and records relating to the Property in Seller’s possession or control. Purchaser shall have no direct contact or communications with tenants or vendors without Seller’s prior approval. If Purchaser would like to meet with third party vendors relating to the Property and tenants of the Shopping Centers in connection with its due diligence review of the Property, Purchaser shall contact Seller with such requests and Seller shall use commercially reasonable efforts to arrange such meetings. Seller may elect to be present during such meetings. With Seller's permission, after Seller has received advance notice sufficient to permit it to schedule Purchaser's examination of the Shopping Centers in an orderly manner and to provide at least twenty-four (24) hours advance written notice to any affected tenants, Purchaser or its agents or contractors may enter upon the Shopping Centers for purposes of analysis or other tests and inspections deemed necessary by Purchaser for the Inspection; provided, however, Purchaser is not permitted to perform any intrusive testing, including, without limitation, a Phase II environmental assessment or boring, without (i) submitting to Seller the scope and inspections for the testing, and (ii) obtaining the prior written consent of Seller which may be withheld in Seller's sole and absolute discretion. Seller may have a representative present at any inspection or testing made by Purchaser on the Shopping Centers. Purchaser shall not alter the physical condition of the Shopping Centers without notifying Seller of its requested tests, and obtaining the prior written consent of Seller to any physical alteration of the Property, which may be withheld in Seller's sole and absolute discretion. Purchaser will exercise its best efforts to conduct or cause to be conducted all inspections and tests in a manner and at times that will not unreasonably interfere with any tenant's use and occupancy of the Shopping Centers. Purchaser shall promptly repair any damage it causes to the Shopping Centers to the condition existing prior to any entry thereon by Purchaser if damaged or changed due to the tests and inspections performed by Purchaser, free of any mechanic's or materialman's liens or other encumbrances arising out of any of the inspections or tests. PURCHASER HEREBY INDEMNIFIES AND HOLDS SELLER HARMLESS FROM ALL CLAIMS, LIABILITIES, DAMAGES (BUT NOT CONSEQUENTIAL DAMAGES), LOSSES, COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES), ACTIONS, AND CAUSES OF ACTION ARISING OUT OF PHYSICAL INSPECTION OF THE SHOPPING CENTERS PERFORMED BY PURCHASER, ITS AGENTS, LENDERS, INDEPENDENT CONTRACTORS, AND/OR EMPLOYEES. Purchaser further waives and releases any claims, demands, damages, actions, causes of action or other remedies of any kind whatsoever against Seller for property damages or bodily and/or personal injuries to Purchaser, its agents, lenders, independent contractors, servants and/or employees arising out of such inspection of the Shopping Centers. The Inspection shall be conducted at Purchaser's sole cost and expense.

(b)          Waiver of Contingencies. By its execution of this Agreement, Purchaser is conclusively deemed to have elected to proceed with the purchase of the Property subject to and in accordance with the terms of the Agreement, and the Earnest Money shall be non-refundable, subject to the remaining terms and conditions hereof. Accordingly, as of the Effective Date, Purchaser agrees that Purchaser has no further right to terminate the Agreement with respect to (a) its physical inspection or studies conducted of the Property pursuant to Section 5(a) of this Agreement, or (b) any objections to the Commitment or the New Surveys pursuant to Section 6(b) of this Agreement (expressly excluding the condition set forth in Section 6(c)).

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(c)          Reports. In the event that the transaction does not close, upon written request from Seller, Purchaser shall provide to Seller, at no cost to Seller, with a copy of the results of any tests and inspections made by Purchaser, excluding any market and economic feasibility studies (collectively, “Purchaser Reports”). Any Purchaser Reports delivered to Seller will be delivered for informational purposes only and Purchaser makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in the Purchaser Reports. Seller agrees not to enforce any claim or cause of action against Purchaser or the preparers of the Purchaser Reports (unless Seller obtains its own separate agreement with the preparer of the applicable Purchaser Reports) for any inaccuracies in the Purchaser Reports. Except as may be required by applicable law or any judicial or quasi-judicial order, law, rule or regulation or in connection with the enforcement of this Agreement, Purchaser shall keep confidential the Purchaser's Reports, the Due Diligence Materials and any other information regarding the Property delivered or made available by Seller or Broker, and may not disclose the results to any third parties, except to Purchaser’s attorneys, accountants, agents and other professionals and prospective lenders (and their advisors), who shall be obliged to keep such information confidential.

(d)          Insurance. Prior to the date that Purchaser or its agents or contractors first enter the Property, Purchaser and Purchaser’s agents and contractors shall procure and maintain throughout the term of this Agreement, commercial general liability insurance, including direct contractual and contingent liability, with limits of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) in the aggregate. Seller, Bentall Kennedy (U.S.) Limited Partnership and NewTower Trust Company shall be included as an additional insured(s) under the required commercial general liability coverage. In addition, this insurance must include: (i) personal injury liability with employee and contractual exclusions removed; and (ii) a waiver of subrogation in favor of Seller without exception for the negligence of any additional insured. Neither Purchaser nor Purchaser’s agents or contractors will be permitted to come onto the Property unless and until Purchaser has provided to Seller copies of the insurance policy or policies of Purchaser and Purchaser’s agents and contractors evidencing this coverage, the additional insured status of Seller, and the waiver of subrogation.

(e)          Survival. The provisions of this Section 5 shall survive the Closing or any termination of this Agreement and are not subject to any liquidated damage limitation on remedies, notwithstanding anything to the contrary in this Agreement.

6.            Title Approval.

(a)          Commitment; Survey. Prior to the Effective Date, Seller has caused to be delivered to Purchaser (i) commitments for ALTA 2006 owner’s policies of title insurance with copies of all recorded instruments affecting the Shopping Centers and recited as exceptions in such commitments (collectively, the “Commitment”) and (ii) a copy of the most recent surveys of each of the Shopping Centers in Seller's possession (collectively, the “Survey”). Purchaser, at Purchaser's cost, has obtained a new survey (each, a “New Survey” and collectively, the “New Surveys”) of the applicable Shopping Center made on the ground by a registered professional land surveyor that conforms to the requirements of an ALTA/ACSM minimum standard detail survey and shall provide a copy of the New Survey to Seller.

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(b)           Objections. Prior to the Effective Date, Purchaser has provided to Seller written notice of its objection to items disclosed in the Commitment and New Surveys, and Seller has responded to such title objections. Seller shall have no obligation to expend any money, to incur any contractual or other obligations, or to institute any litigation in pursuing its efforts other than to remove at Closing financing liens of an ascertainable amount created by Seller.

(c)          Goolsby Access Easement. Seller acknowledges that Purchaser desires to include Parcel IV: “TOGETHER WITH easements set forth in the Temporary Construction and Permanent Access Easement Agreement recorded in Official Records Book 22114, Page 1840, of the Public Records of Hillsborough County, Florida” as part of the legal description for the Goolsby Shopping Center. Seller acknowledges and agrees that (i) it shall use commercially reasonable efforts to obtain an affidavit from the grantor of the Temporary Construction and Permanent Access Easement Agreement confirming the contents of the underlying deed to such property and to have the Title Company provide affirmative coverage of such Parcel IV as part of the legal description for the Goolsby Shopping Center, and (ii) the inclusion of such Parcel IV in the legal description for the Goolsby Shopping Center shall be a condition to Closing. If this condition to Closing has not been satisfied on or before March 3, 2014, then, subject to Section 8(a) below, Purchaser may elect to extend Closing until the date that is five (5) days after such condition has been satisfied; provided that Closing may not be extended beyond Wednesday, April 2, 2014. If this condition to Closing remains unsatisfied as of April 2, 2014, then Purchaser may, at its option, (A) waive this condition and close this transaction in accordance with the terms and provisions of this Agreement, or (B) terminate this Agreement by notice in writing to Seller and promptly receive back the Earnest Money whereupon neither party shall have any further rights or obligations under this Agreement, other than rights or obligations that expressly survive termination.

(d)          Permitted Exceptions. The phrase “Permitted Exceptions” means those exceptions to title set forth in the Commitment or Survey and that have been accepted or deemed accepted by Purchaser.

(e)          Encumbrances. After the Effective Date, Seller will not intentionally or deliberately place on the Property any encumbrance (references to "encumbrance" include any lien, encumbrance, or other exception to title) other than the Permitted Exceptions. If, before the Closing Date, title to the Property becomes subject to any encumbrance other than a Permitted Exception, then Seller may (but has no obligation to) attempt to cure the encumbrance. If Seller is unable or unwilling to cure the encumbrance, then Purchaser, as its sole and exclusive remedy, may either: (i) terminate this Agreement by written notice to Seller whereupon the Earnest Money shall be returned to Purchaser, and neither party will have any right or obligation under this Agreement other than rights or obligations that expressly survive termination; or (ii) proceed to Closing without receiving any credit against or reduction of the Sales Price whereupon Purchaser shall be deemed to have accepted the encumbrance as an exception to title (which shall thereupon become a Permitted Exception). If any such encumbrance that Seller is unwilling or unable to remove is placed against the Property by Seller intentionally and deliberately after the Effective Date, the same shall be deemed a default hereunder by Seller.

7.            Due Diligence Materials. Prior to the Effective Date, Seller has delivered to Purchaser or made available to Purchaser or made available on the due diligence, copies of the following (the “Due Diligence Materials”), to the extent (and only to the extent) that these items are available and in Seller's actual possession:

(a)          Copies of Tenant Leases;

(b)          A list of Tenant Leases; and

(c)          Operating reports for the most recent two (2) years.

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(d)          Copies of Contracts;

(e)          All licenses and permits with respect to the ownership and operation of the Property, including, but not limited to, building permits and certificates of occupancy;

(f)          All third party warranties and guaranties relating to the Property, or any part thereof, or to the tangible Personal Property;

(g)          The most current real estate and personal property tax statements with respect to the Property;

(h)          The most recent twelve (12) months of utility bills relating to the Property;

(i)          Repair/maintenance logs and records;

(j)          Copies of Seller’s title insurance policies obtained when Seller acquired the Property; and

(k)          Copies of environmental reports relating to the Property.

Seller makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in the Due Diligence Materials, and Purchaser acknowledges that the Due Diligence Materials will be for informational purposes only and shall not give Purchaser any cause of action against Seller or the preparer, absent an agreement from the preparer that Purchaser is entitled to rely on a particular matter. In no event will the Due Diligence Materials include appraisals, valuation memos, or correspondence related to the sale of the Property.

8.            Tenant Estoppel Letters; SNDAs; Reciprocal Easement Estoppels.

(a)          Tenant Estoppel Letters. It is a condition precedent to Purchaser's obligations to Close that Seller shall have delivered to Purchaser, no later than three (3) days before the Closing Date (the “Estoppel Deadline”), tenant estoppel letters (“Tenant Estoppel Letters”) in the form of estoppel required under each Tenant Lease, or if no such form is required, substantially in the form attached hereto as Exhibit F, from tenants under Tenant Leases covering each of the major grocery store tenant at each Property (each, a “Major Tenant”) and at least sixty-five percent (65%) of the remaining leased square footage of the Improvements with respect to the Shopping Centers in the aggregate. For purposes of the foregoing, a tenant shall not be considered to be leasing the Improvements if the term of its Tenant Lease is month-to-month or expires within six (6) months after the Closing Date. Each of the Tenant Estoppel Letters shall be substantially in form and substance of the Tenant Estoppel Letter delivered to the Tenant. A Tenant Estoppel Letter shall not fail to qualify as an acceptable Tenant Estoppel Letter if the applicable tenant (a) inserts "to tenant's knowledge" or "in all material respects" or other similar knowledge or materiality qualification to any of the statements contained in its Tenant Estoppel Letter (provided that any Tenant Estoppel Letter that contains a qualification to the amount of rent, the term of the lease or tenant allowances shall only qualify as an acceptable Tenant Estoppel Letter if Purchaser approves such qualification); (b) delivers an estoppel letter that does not contain any more information than that which the tenant is required to give under its Tenant Lease; or (c) inserts "approximately" or other similar qualification to the amount of square feet leased by the tenant. In no event will Seller be in default under this Agreement or have any liability to Purchaser if Seller is unable to obtain any of the Tenant Estoppel Letters. Purchaser and Seller shall coordinate the preparation and delivery of the Tenant Estoppel Letters promptly after the Effective Date. Seller shall submit the same to the tenants and return executed Tenant Estoppel Letters to Purchaser via e-mail upon receipt thereof. If Purchaser has not received the required Tenant Estoppel Letters by the Estoppel Deadline, then Seller may, upon written notice to Purchaser, elect to extend the Estoppel Deadline and the Closing Date for up to an additional thirty (30) days, and, subject to Section 6(c), Closing shall occur on the date that is five (5) days after the delivery of the required Tenant Estoppel Letters. If Purchaser has not received the required Tenant Estoppel Letters by the Estoppel Deadline (as may be extended), then, in lieu of Tenant Estoppel Letters, Seller, in its sole and absolute discretion, may elect to deliver a Seller's certification for required tenants (other than for a Major Tenant) under Tenant Leases, certifying to the matters contained in the Tenant Estoppel Letters that have not been returned (the “Seller Certificates”). Seller shall be released from any liability with respect to a Seller Certificate upon and to the extent of delivery to Purchaser of a Tenant Estoppel Letter executed by the tenant for which Seller has delivered a Seller's Certificate. If Seller is unable, after utilizing commercially reasonable efforts, to obtain the required percentage of Tenant Estoppel Letters including any Seller Certificates on or prior to the Estoppel Deadline (as may be extended), then Purchaser, as its sole and exclusive remedy, may either: (i) terminate this Agreement by written notice to Seller whereupon the Earnest Money shall be promptly returned to Purchaser, and the parties will have no further rights or obligations under this Agreement, except for those rights or obligations that expressly survive termination; or (ii) waive the requirement of the Tenant Estoppel Letters and proceed to Closing without receiving any credit against or reduction of the Sales Price.

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(b)          SNDAs. Seller shall use commercially reasonable efforts to obtain a subordination, non-disturbance and attornment agreement (an “SNDA”) in the form provided by Purchaser’s lender or in the form required to be delivered by the applicable Tenant Lease from the tenants identified by Purchaser, which may only include (i) the Publix tenant at the Bethany Village property and (ii) any other tenant at the Bethany Village property that (A) leases more than 5,000 square feet of premises, (B) has a recorded leasehold interest, or (C) has an option or right of first refusal to acquire all or any portion of the Bethany Village property (collectively, the “Bethany SNDA Tenants”). Notwithstanding the foregoing, receipt of the SNDAs by Purchaser or its lender (and the execution and delivery of such SNDAs by the Bethany SNDA Tenants) shall not be a condition to Closing and in no event will Seller be in default under this Agreement or have any liability to Purchaser if Purchaser is unable to obtain any of the SNDAs. Seller shall reasonably facilitate Purchaser negotiating with the Bethany SNDA Tenants if the Bethany SNDA Tenants have changes to the SNDAs, provided that in all events a representative of Seller shall have the right to participate in any dialogues between Purchaser and the Bethany SNDA Tenants.

(c)          Reciprocal Easement Estoppels. Seller shall use commercially reasonable efforts to obtain an estoppel certificate from any property owners’ association governing or any third party under any reciprocal easement agreement recorded against the Property (each, an “REA Estoppel”) where Seller or a prospective purchaser are expressly permitted to request an estoppel from such property owners’ association governing or any third party and the recorded document expressly requires that an estoppel be provided. Seller shall request the REA Estoppel only in such form as required by such recorded document. Notwithstanding the foregoing, receipt of the REA Estoppels by Seller shall not be a condition to Closing, and in no event will Seller be in default under this Agreement or have any liability to Purchaser if Seller is unable to obtain any of the REA Estoppels.

9.            Broker’s Fee. Purchaser and Seller represent and warrant to each other that no real estate commissions, finders' fees, or brokers' fees have been or will be incurred in connection with the sale of the Property by Seller to Purchaser other than a commission payable by Seller to CBRE, Inc. (the “Broker”) pursuant to a separate agreement between Seller and Broker. Each party represents to the other that, except as set forth above, it has not authorized any broker or finder to act on its behalf in connection with the sale and purchase under this Agreement and that it has not dealt with any broker or finder purporting to act on behalf of any other party. Purchaser and Seller each hereby agree to indemnify, defend, and hold the other harmless from any claim, liability, obligation, cost, or expense (including attorneys' fees and expenses) for fees or commissions relating to Purchaser's acquisition of the Property asserted against either party by any broker or other person (other than the Broker) claiming by, through, or under the indemnifying party or whose claim is based on the indemnifying party's acts. The provisions of this Section 9 shall survive the Closing or any termination of this Agreement.

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10.          Limitation of Seller’s Representations and Warranties; Release.

(a)          AS-IS. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 12 OF THIS AGREEMENT, PURCHASER ACKNOWLEDGES AND AGREES THAT PURCHASER IS PURCHASING THE PROPERTY IN AN “AS-IS” CONDITION “WITH ALL FAULTS” AND WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, EITHER EXPRESSED OR IMPLIED, OF ANY NATURE WHATSOEVER FROM OR ON BEHALF OF SELLER, INCLUDING WITHOUT LIMITATION, THOSE OF FITNESS FOR A PARTICULAR PURPOSE AND USE.

(b)          No Reliance. Purchaser acknowledges that (i) Purchaser has had or will have, pursuant to this Agreement, an adequate opportunity to make such legal, factual and other inquiries and investigation as Purchaser deems necessary, desirable or appropriate with respect to the Property, and (ii) except as otherwise expressly set forth in Section 12 of this Agreement, neither Seller, nor anyone acting for or on behalf of Seller, has made any representation, warranty, promise or statement, express or implied, to Purchaser, or to anyone acting for or on behalf of Purchaser, concerning the Property or the condition, use or development thereof. Purchaser represents that, in entering into this Agreement, Purchaser has not relied on any representation, warranty, promise or statement, express or implied, of Seller, or anyone acting for or on behalf of Seller, other than as expressly set forth in Section 12 of this Agreement, and that Purchaser shall purchase the Property based upon Purchaser’s own prior investigation and examination of the Property. If Purchaser elects (A) not to inspect the Property, or (B) to proceed to Closing, such election will be made at Purchaser’s absolute discretion, in reliance solely upon the tests, analyses, inspections and investigations that Purchaser makes, or had the right to make and opted not, or otherwise failed, to make, and not in reliance upon any alleged representation made by or on behalf of Seller, except as set forth in Section 12.

(c)          Release. Except as may be expressly provided in Section 12 of this Agreement, Purchaser, for itself and its successors in interest, releases Seller and its affiliates and their respective members, managers, partners, officers, directors, employees and advisors (collectively “Seller Parties”) from, and waives all claims and liability against the Seller Parties for, any structural, physical, environmental, economic, legal, financial or operational condition at the Property, and hereby releases the Seller Parties from, and waives all liability against the Seller Parties attributable to, the structural, physical, environmental, economic, legal, financial or operational condition of the Property, including without limitation (i) any damages arising out of a violation of any legal requirement with respect to the physical condition, maintenance or improvement of the Property, including zoning and building codes and the Americans with Disabilities Act; (ii) any damages arising out of the state of the physical condition, maintenance or improvement of the Property on or before the Closing Date; (iii) any damages arising out of the presence, discovery or removal of any hazardous materials or substances in, at, about or under the Property, or connected with or arising out of any and all claims or causes of action based upon any environmental law, including CERCLA (Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by SARA Superfund Amendment and Reauthorization Act of 1986 and as may be further amended from time to time) or any related claims or causes of action or any other federal, state or municipal based statutory or regulatory causes of action for environmental contamination at, in or under the Property. The provisions of this Section 10 shall survive indefinitely any Closing or termination of this Agreement and shall not be merged into the Closing documents.

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Seller and Purchaser hereby acknowledge and agree to the provisions of this Section 10:

Seller:	Purchaser:

11.          Default.

(a)          Seller's Remedies. If Purchaser fails to perform its obligations pursuant to this Agreement at or prior to Closing for any reason except failure by Seller to perform its obligations hereunder, or if prior to Closing any one or more of Purchaser's representations or warranties are breached in any material respect, and this failure or breach is not cured within three (3) Business Days after written notice from Seller to Purchaser, then Seller, as its sole and exclusive remedy (except as provided in Sections 5 and 9), may terminate this Agreement and receive the Earnest Money as liquidated damages and not as penalty, in full satisfaction of claims against Purchaser hereunder (except for claims arising under Section 5 or Section 9). Seller and Purchaser agree that Seller's damages resulting from Purchaser's default are difficult, if not impossible, to determine, and the Earnest Money is a fair estimate of those damages and has been agreed to in an effort to cause the amount of damages to be certain. Notwithstanding anything in this Section 11(a) to the contrary, in the event of Purchaser's default or termination of this Agreement, Seller shall have all remedies available at law or in equity if Purchaser or any party related to or affiliated with Purchaser is asserting any claims or right to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property. If Closing is consummated, then Seller shall have all remedies available at law or in equity if Purchaser fails to perform any obligation of Purchaser under this Agreement.

(b)          Purchaser's Remedies. If Seller fails to perform its obligations pursuant to this Agreement for any reason except failure by Purchaser to perform its obligations hereunder, or if before Closing any one or more of Seller's representations or warranties are breached in any material respect, and this failure or breach is not cured within three (3) Business Days after written notice from Purchaser to Seller, then Purchaser may, as its sole and exclusive remedy, either: (i) terminate this Agreement by giving Seller timely written notice of its election before or at Closing and recover the Earnest Money; (ii) enforce specific performance of Seller’s obligations under this Agreement; or (iii) waive Seller's failure or breach and proceed to Closing. Notwithstanding anything herein to the contrary, Purchaser shall be deemed to have elected to terminate this Agreement if Purchaser fails to deliver to Seller written notice of its intent to file a claim or assert a cause of action for specific performance against Seller on or before thirty (30) days following the scheduled Closing Date or, having given that notice, fails to file a lawsuit asserting the claim or cause of action in Gwinnett County, Georgia; Fulton County, Georgia; Pasco County, Florida; Osceola County, Florida; or Hillsborough County, Florida, as applicable, within ninety (90) days following the scheduled Closing Date. Unless Purchaser in good faith either (1) disputes an allegation of Purchaser's default and promptly files suit for declaratory judgment or (2) alleges a Seller default that continues after the notice and cure period set forth above and timely files suit for specific performance and the action is pending, Purchaser may not place a lis pendens against all or any portion of the Property, and Purchaser hereby waives and releases any right it may have under applicable law to file any lis pendens. In no event or circumstance shall Purchaser be entitled to any consequential or punitive damages. Purchaser's remedies shall be limited to those described in this Section 11(b). Notwithstanding anything contained herein to the contrary, in the event that Purchaser is precluded from electing to pursue the remedy of specific performance due to a breach by Seller of this Agreement (e.g., Seller has conveyed all or part of the Property to a bona fide purchaser for value who takes without knowledge of this Agreement), and Purchaser elects clause (i) above as its sole and exclusive remedy, then, Purchaser, in addition to obtaining a prompt return of Earnest Money, shall be entitled to recover damages against Seller in an amount equal to all verified, third party out of pocket costs and expenses incurred by Purchaser in connection with the transaction contemplated hereby up to an aggregate maximum amount of $120,000.00, and Purchaser shall have the right to pursue collection thereof through any and all legal or equitable means including, but not limited to, a suit for damages, The provisions of this Section 11(b) shall survive the Closing or any termination of this Agreement.

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Seller and Purchaser hereby acknowledge and agree to the provisions of this Section 11:

Seller:	Purchaser:

12.          Representations and Warranties of Seller.

(a)          Representations and Warranties. Seller hereby represents and warrants to Purchaser, which representations and warranties shall be deemed made by Seller to Purchaser as of the Effective Date and also as of the Closing Date, that:

(i)          Parties in Possession. There are no parties in possession of any portion of the Property except Seller and tenants under Tenant Leases.

(ii)         Authority. Seller has the power and authority to sell and convey the Property as provided in this Agreement and to carry out Seller's obligations under this Agreement, and that all requisite corporate or partnership action necessary to authorize Seller to enter into this Agreement and to carry out Seller's obligations under this Agreement has been, or on the Closing Date will have been, taken.

(iii)        Tenant Leases. The list of Tenant Leases attached as Exhibit G is a list of those leases with tenants which are currently in effect with respect to the Property. Seller has provided to Purchaser a complete copy of the Tenants Leases set forth on Exhibit G and a complete copy of the rent roll that Seller uses and relies on in connection with Seller’s ownership and operation of the Property. Except as (A) may have been disclosed to Purchaser in writing prior to the Effective Date, (B) is otherwise indicated by the contents of the Due Diligence Materials, including the Tenant Leases, lease files made available to Purchaser for its inspection and tenant delinquency reports, or (C) is included in the Tenant Estoppel Letters (1) the Tenant Leases are in full force and effect, (2) Seller has no actual knowledge of any existing uncured default by either party under any of the Tenant Leases, (3) no other leases, amendments, modifications or waivers to any Tenant Leases, are in effect with respect to the Property, other than the Tenant Leases, and (4) to the knowledge of Seller the copies of the Tenant Leases made available by Seller for review by Purchaser are true and complete copies of the Tenant Leases.

(iv)        Contracts. Seller has no knowledge of the existence of service or other contracts other than those listed on Exhibit H (collectively, the “Contracts”), or of the existence of any written amendments or modifications of any of the Contracts, which have not been made available to Purchaser.

(v)         Operating Statements. Except as may have been disclosed to Purchaser prior to the Effective Date, to Seller’s actual knowledge, the operating statements for the Property relating to the period of Seller’s ownership of the Property made available to Purchaser pursuant to this Agreement are the operating statements used by Seller in its operation of the Property.

(vi)        No Notice of Violations. Except as may have been disclosed to Purchaser prior to the Effective Date, Seller has received no written notice (that remains uncured) from any government agency having jurisdiction over the Land or Improvements that considers either the construction of the Improvements or the operation or use of the Property to be in violation of any law, ordinance, regulation, or order.

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(vii)       No Litigation; Eminent Domain. Except as set forth on Exhibit I, there are no actions, suits or proceedings pending for which Seller has received service of process, before or by any judicial, administrative or union body, any arbiter or any governmental authority, against or affecting Seller or the Property. Seller has not received any written notice of a pending or threatened eminent domain or similar proceeding that would affect the Land or Improvements.

(viii)      Not a Foreign Person. Seller is not a "foreign person" as defined in Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Income Tax Regulations thereunder.

(ix)         OFAC. Seller is not a person or entity described by Section 1 of the Executive Order (No. 13,224) Blocking Property and Prohibiting Transactions With Persons Who commit, Threaten to Commit, or Support Terrorism, 66 Fed. Reg. 49,079 (September 25, 2001), and does not engage in any dealings or transactions, and is not otherwise associated, with any of those persons or entities.

(x)          Employees. Seller has no employees at any of the Shopping Centers and is not a party to any collective bargaining agreement. Seller is not an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to Title I of ERISA. Seller is not a “Plan” as defined in Section 4975(e)(1) of the Code which is subject to Section 4975 of the Code. The assets of Seller do not constitute “plan assets” of one or more such plans.

(b)          Seller's Knowledge. Whenever the phrases “to Seller's actual knowledge” or “to the best of Seller's knowledge” or any similar phrase is used herein, those phrases mean the present, actual knowledge (as opposed to the imputed knowledge), without inquiry or investigation, of the fact or condition by Kelly Dickerson of Bentall Kennedy (U.S.) Limited Partnership (“Seller's Representative”). The representations and warranties contained in Section 12 are the representations and warranties of Seller, not Seller’s Representative, and shall not create any individual liability for Seller's Representative.

(c)          Condition Precedent. It is a condition precedent to Purchaser's obligations under this Agreement that as of the Closing Date, all of Seller's representations and warranties shall be true and correct in all material respects. If the representations and warranties of Seller, which to Seller's actual knowledge were true and correct when made, are not true and correct in all material respects on the Closing Date, and that change is not directly attributable to Seller's actions or conscious failure to act, then Purchaser may, at its option, (i) waive this condition and close this transaction in accordance with the terms and provisions of this Agreement, or (ii) terminate this Agreement by notice in writing to Seller and promptly receive back the Earnest Money whereupon neither party shall have any further rights or obligations under this Agreement, other than rights or obligations that expressly survive termination.

(d)          Survival Period. Subject to the provisions of Section 12(e), and notwithstanding anything else to the contrary contained in this Agreement, in any exhibits attached hereto, or in any documents executed or to be executed at Closing or otherwise in connection herewith (collectively, the “Purchase Documents”), all of Seller's representations, warranties, covenants, undertakings, indemnities, and agreements contained in any of the Purchase Documents (collectively, “Seller's Undertakings”) shall survive the Closing for a period of two hundred seventy (270) days (the “Survival Period”). Purchaser acknowledges that it is a sophisticated purchaser who is familiar with the ownership and operation of real estate projects similar to the Property, and Purchaser and Seller have negotiated and agreed upon the length of the Survival Period as an adequate period of time for Purchaser to discover any and all facts that could give rise to a claim or cause of action for a breach of a representation. Purchaser may bring an action against Seller on the breach of any Seller's Undertakings, but only if: (i) Purchaser first learns of the breach after Closing and files the action within the Survival Period and (ii) the damage to Purchaser on account of the breach (individually or when combined with damages from other breaches) equals or exceeds Twenty-Five Thousand and No/100 Dollars ($25,000.00). Furthermore, Purchaser agrees that Seller's liability, however and whenever arising, whether based on or through, directly or indirectly, in whole or in part, any breach of Seller's Undertakings, at law or in equity, or any other claim or basis arising under the Purchase Documents or with respect to the Property, at law or in equity, shall not exceed, in the aggregate, One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00). The provisions of this Section 12(d) shall survive the Closing.

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(e)          Untrue Representation or Warranty. If, prior to Closing, Purchaser obtains knowledge that any representation or warranty of Seller in this Agreement is incorrect in any material respect, Purchaser shall promptly notify Seller of such incorrectness. Upon receiving such notification, Seller shall have the right take such action as shall be necessary in order to render correct the representation or warranty which was incorrect. If Seller fails to notify Purchaser within ten (10) days after receiving Purchaser’s notice that Seller intends to take such action, then Purchaser’s sole remedy, assuming that Purchaser was correct in stating that Seller’s representation or warranty was materially incorrect, shall be to terminate this Agreement by notice to Seller given within five (5) days after the expiration of such ten (10) day period, in which case Purchaser shall be entitled to the return of the Earnest Money, where upon no party shall have any further rights or obligations under this Agreement other than those that expressly survive Closing; otherwise, Purchaser shall be deemed to have waived any right to terminate this Agreement or to recover from Seller on account of such incorrectness. If Purchaser obtains knowledge prior to the Closing that any representation or warranty of Seller herein is incorrect in any material respect but does not notify Seller as provided above, Purchaser will be deemed to have forever waived any right to recover from Seller on account of such incorrectness.

13.          Covenants of Seller.

(a)          General. From the Effective Date until Closing, Seller shall:

(i)          Operations. Maintain and operate the Property in its current state and condition, reasonable wear and tear and damage from casualty excepted.

(ii)         Insurance. Continue all insurance policies relative to the Property in full force and effect.

(iii)        Removal of Property. Not remove any item of Personal Property from the Land or Improvements unless replaced by a comparable item of Personal Property, except for any dead landscaping, which Seller shall have no obligation to replace.

(iv)        Contracts. Refrain from entering into or amending any contracts, or other agreements (excluding leases) regarding the Property, other than contracts in the ordinary and usual course of business and which are cancelable by the owner of the Property without penalty within thirty (30) days after giving notice thereof, but including any contracts, agreements, options or other instruments calling for the sale of the Property (other than this Agreement) or any interest in Seller and during the term of this Agreement Seller shall refrain from soliciting any such contracts, agreement, option or other instruments.

(v)         Notices. Provide Purchaser with copies of all written notices received by Seller after the Effective Date which assert any material breach of Tenant Leases, Contracts, laws, covenants or permits applicable to the Property.

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(b)          Leasing. Seller shall promptly notify Purchaser in writing of each proposed renewal, expansion, extension or material modification of an existing Tenant Lease and each proposed new Tenant Lease. In the event that Seller wishes to execute a renewal, expansion, extension or material modification of an existing Tenant Lease or a new Tenant Lease after the Effective Date and prior to Closing, Seller shall submit to Purchaser a copy of each such proposed renewal, expansion, extension or material modification of an existing Tenant Lease or new Tenant Lease that Seller wishes to execute and Purchaser shall give notice to Seller in writing, within five (5) Business Days after delivery thereof that Purchaser either approves or disapproves the renewal, expansion, extension or material modification of the existing Tenant Lease or the new Tenant Lease, including all Tenant Inducement Costs and leasing commissions to be incurred in connection therewith, which approval may be withheld by Purchaser in its sole discretion thereafter up through Closing. If Purchaser timely disapproves such renewal, expansion, extension or material modification of an existing Tenant Lease or new Tenant Lease, Seller shall not execute the disapproved renewal, expansion, extension or material modification of the existing Tenant Lease or the disapproved new Tenant Lease. In the event Purchaser fails to notify Seller in writing of Purchaser’s approval or disapproval within such period of five (5) Business Days, such failure shall be deemed approved by Purchaser. Subject to the provisions of Section 4(e) above, at Closing, Purchaser shall reimburse Seller for all Tenant Inducement Costs, leasing commissions or other expenses, including legal fees, paid by Seller pursuant to every renewal or expansion or material modification of an existing Tenant Lease and every new Tenant Lease approved (or deemed approved) by Purchaser and executed after the Effective Date. Purchaser acknowledges and agrees that it has approved the form of the proposed lease with Anytime Fitness (dba Carle Fitness Centers, LLC) at Towne Centre at Wesley Chapel (the “Anytime Lease”). In the event that the Anytime Lease has not been executed prior to the Closing Date, then Purchaser and Seller shall execute and deliver the Escrow Agreement, and Two Hundred Ninety-Three Thousand Dollars ($293,000) from the sale proceeds that would otherwise by paid to Seller at Closing shall be held in escrow by the Title Company in accordance with the Escrow Agreement. In the event that the Anytime Lease is executed prior to the Closing Date, then the parties shall not execute and deliver the Escrow Agreement, no funds shall be withheld from the sale proceeds payable to Seller and Purchaser shall receive no credit at Closing (other than the credit set forth in Section 4(e)(v).

14.          Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller, which representations and warranties shall be deemed made by Purchaser to Seller as of the Effective Date and also as of the Closing Date:

(a)          Authority. Purchaser has the full right, power and authority to purchase the Property as provided in this Agreement and to carry out Purchaser's obligations hereunder, and that all requisite action necessary to authorize Purchaser to enter into this Agreement and to carry out Purchaser's obligations hereunder has been taken.

(b)          OFAC. Purchaser is not a person or entity described by Section 1 of the Executive Order (No. 13,224) Blocking Property and Prohibiting Transactions With Persons Who commit, Threaten to Commit, or Support Terrorism, 66 Fed. Reg. 49,079 (September 25, 2001), and to Purchaser's knowledge does not engage in any dealings or transactions, and is not otherwise associated, with any of those persons or entities.

Notwithstanding anything herein to the contrary, any breach by Purchaser of any of the foregoing representations or warranties shall constitute a default by Purchaser hereunder, and Seller may thereupon, at its option, terminate this Agreement by giving written notice thereof, in which event the Earnest Money shall be paid to Seller as liquidated damages pursuant to Section 11(a), and neither Purchaser nor Seller shall have any further rights or liabilities under this Agreement, except as otherwise provided herein.

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15.          Condemnation. In the event that all or any substantial portion of the Property shall be taken in condemnation or under the right of eminent domain prior to the Closing Date, Seller shall promptly notify Purchaser thereof. Within five (5) Business Days after receipt of the foregoing notice, Purchaser shall notify Seller, electing either: (a) to proceed with this transaction and Closing in accordance with this Agreement notwithstanding such condemnation; or (b) to terminate this Agreement, receive a refund of the Earnest Money and neither party shall have any further rights or obligations under this Agreement except for those that expressly survive termination. If Purchaser elects to proceed with this transaction pursuant to clause (a) above, or if there is a taking in condemnation or eminent domain that does not affect a substantial portion of the Property, there shall be no reduction in the Sales Price and Seller shall (i) deliver to Purchaser at the Closing, or as soon thereafter as available, any proceeds actually received by Seller attributable to the Property from such condemnation or eminent domain proceeding, and (ii) transfer and assign to Purchaser any and all rights Seller may have with respect to payments by or from and with respect to recovery against any party for damages or compensation relating to the Property on account of such condemnation or eminent domain proceeding. A failure by Purchaser to notify Seller in writing within five (5) Business Days after receiving written notice of such taking shall be deemed an election to proceed under clause (a) in this Section 15. If Purchaser elects (or is deemed to elect) to proceed under clause (a) in this Section 15, Seller shall not compromise, settle or adjust any claims to such award without Purchaser’s prior written consent. For purposes of this provision, a “substantial portion” of the Property shall be deemed to include (A) any taking of any portion of the building on the Land or the Land underlying the building, (B) any taking of the lesser of (I) five percent (5%) of the parking spaces for the Property, or (II) such number of parking spaces as would leave the Property in violation of any zoning ordinance, lease, reciprocal easement agreement or declaration of covenants, conditions and restrictions affecting the Property, (C) any taking which gives rise to a right on behalf of any tenant under a Tenant Lease to terminate its Tenant Lease, and (D) any taking which materially alters the means of vehicular access to the Property.

16.          Damage to Property. Seller agrees to give Purchaser prompt notice of any fire or other casualty affecting the Land, the Improvements, or the Personal Property between the Effective Date and the Closing.

(a)          If, before Closing, the Property is damaged (i) by an insured fire or other casualty that would cost $500,000.00 or more to repair or (ii) by an uninsured casualty that Seller is unwilling or unable to repair on or before Closing (collectively, a “Major Casualty”), then either Purchaser or Seller may, at its option, elect to terminate this Agreement by written notice to the other party within twenty (20) days after the date of Seller's notice to Purchaser of the casualty or at the Closing, whichever is earlier, in which case the Earnest Money shall be refunded to Purchaser, and neither party shall have any further rights or obligations under this Agreement, other than rights and obligations that expressly survive termination. If neither Purchaser nor Seller timely makes its election to terminate this Agreement pursuant to this Section 16 and the casualty is insured, then the Closing shall take place as provided herein, the Sales Price shall be reduced by an amount equal to Seller's deductible under its insurance policies, and Seller shall assign to Purchaser at the Closing all of Seller's interest in and to any casualty insurance proceeds that may be payable to Seller on account of the occurrence, including, to the extent assignable, the proceeds of any business interruption or loss of rental insurance. If neither Purchaser nor Seller timely makes its election to terminate this Agreement pursuant to this Section 16 and the casualty is uninsured, then the Closing shall take place as provided herein, Purchaser shall accept the Property in its condition at Closing and the Sales Price shall not be reduced.

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(b)          If, before Closing, the Property is damaged by (i) a fire or other casualty that is not a Major Casualty or (ii) an uninsured casualty and Seller repairs the damage before Closing, then Purchaser may not terminate this Agreement, and if the casualty is insured, the Sales Price shall be reduced by an amount equal to Seller's deductible under its insurance policies, and Seller shall assign to Purchaser at the Closing all of Seller's interest in and to any casualty insurance proceeds that may be payable to Seller on account of the occurrence, including, to the extent assignable, the proceeds of any business interruption or loss of rental insurance.

(c)          Seller and Purchaser both agree to use the Seller's insurance adjuster's assessment to determine the amount of damages.

17.          Assignment. Purchaser may not assign this Agreement without Seller's prior written consent, which consent shall be given or denied in Seller's sole and absolute discretion, except that Purchaser may make a one time assignment of this Agreement to one or more title holding entities that are affiliates of and controlled by Purchaser’s principals (it being the intention that each of the Shopping Centers making up the Property will be owned by separate Delaware limited liability companies owned by Phillips Edison – ARC Shopping Center Operating Partnership, L.P. or an affiliate thereof after Closing); provided, however, that (a) Purchaser shall not be released from any of its liabilities and obligations under this Agreement by reason of such designation or assignment; and (b) such designation or assignment shall not be effective until Purchaser has provided Seller with a fully executed copy of such designation or assignment and assumption instrument prior to Closing, which shall (i) provide that Purchaser and such designee(s) or assignee(s) shall be jointly and severally liable for all liabilities and obligations of Purchaser under this Agreement, (ii) include a representation and warranty in favor of Seller that all representations and warranties made by Purchaser in this Agreement are true and correct with respect to such designee(s) or assignee(s) as of the date of such designation or assignment, and will be true and correct as of the Closing, and (iii) otherwise be in customary form and substance reasonably satisfactory to Seller. Purchaser must provide Seller notice of the names of the entities that will assume this Agreement at least ten (10) days prior to Closing.

18.          Miscellaneous.

(a)          Notice. All notices, demands, and requests and other communications required or permitted under this Agreement must be in writing and will be deemed to be delivered when actually received by facsimile or personal delivery, e-mail (provided that if sent by facsimile or e-mail, “hard copies” of the same are sent via overnight delivery approximately simultaneously) or, if earlier and regardless whether actually received or not, (i) upon one (1) Business Day following deposit with a nationally recognized overnight courier for next Business Day delivery, charges prepaid, or (ii) upon three (3) Business Days following deposit in a regularly maintained receptacle for the United States mail, registered or certified, postage prepaid, in either event to be addressed to the addressee as follows:

If to Seller:

c/o NewTower Trust Company

3 Bethesda Metro Center, Suite 1600

Bethesda, MD 20814

Attn: David B. Keto/Chief Operating Officer

Phone:  (240) 235-9960

Fax:     (240) 235-9961

E-mail: david_keto@newtowertrust.com

19

With a copy to:

c/o Bentall Kennedy (U.S.) Limited Partnership

Attn: Director of Asset Management – MEPT

1215 Fourth Avenue, Suite 2400

Seattle, WA 98161-1085

Phone:  206-623-4739

Fax:      206-682-4769

E-mail: bjurdi@bentallkennedy.com

And with a copy to:

c/o Bentall Kennedy (U.S.) Limited Partnership

Attn: Director of Asset Management – MEPT

7315 Wisconsin Avenue, Suite 350 West

Bethesda, MD 20814

Phone:  301-656-9119

Fax:      301-656-9339

E-mail: kdickerson@bentallkennedy.com

And with a copy to:	McNaul Ebel Nawrot & Helgren PLLC 600 University Street, Suite 2700 Seattle, WA 98101 Attn: Michelle Gail Phone: (206) 467-1816 Fax: (206) 624-5128 E-mail: mgail@mcnaul.com

If to Purchaser:

The Phillips Edison Group LLC

11501 Northlake Drive

Cincinnati, OH 45240

Attn: Stephen Bien and Hal Scudder

Phone:   (513) 554-1110

Fax:      (513) 554-1009

E-mail: sbien@phillipsedison.com and hscudder@phillipsedison.com

With a copy to:	Honigman Miller Schwartz and Cohn LLP 39400 Woodward Avenue, Suite 101 Bloomfield Hills, MI 48304-5151 Attn: J. Adam Rothstein Phone: (248) 566-8478 Fax: (248) 566-8479 E-mail: arothstein@honigman.com

(b)          Governing Law. This Agreement will be construed under and in accordance with the laws of the State of Georgia.

(c)          Attorney’s Fees. Any party to this Agreement who is the prevailing party in any legal proceeding against the other party brought under or with respect to this Agreement or transaction will be additionally entitled to recover court costs and reasonable attorneys' fees from the non-prevailing party.

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(d)          Exculpation for Liability. None of the Seller’s members, managers, officers, directors, agents, employees, affiliates, investment advisors or trustees shall have any personal liability of any kind or nature, nor shall Purchaser have the right to receive any judgment or otherwise recover against the assets of the aforesaid, under or arising out of or in any way relating to this Agreement and the transactions contemplated under this Agreement. Purchaser hereby waives for itself and anyone who may claim by, through or under Purchaser any and all rights to sue or recover on account of any such alleged personal liability or to receive any judgment or otherwise recover against the assets of any member, manager, officer, director, agent, employee, affiliate, investment advisor or trustee of Seller.

(e)          Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns.

(f)          Severability. If any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, that invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if the invalid, illegal, or unenforceable provision had never been contained herein. Furthermore, in lieu of any invalid, illegal, or unenforceable provision, there shall be automatically added to this Agreement a provision as similar to the illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

(g)         Entire Agreement. This Agreement (i) constitutes the sole and only agreement of the parties hereto with respect to the subject matter hereof (ii) supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter hereof, and (iii) cannot be changed except by their written consent.

(h)         Time for Performance. Time is of the essence with this Agreement.

(i)          References. All references to “Sections” contained in this Agreement are, unless specifically indicated otherwise, references to articles, sections, subsections, and paragraphs of this Agreement. Whenever in this Agreement the singular number is used, the same shall include the plural where appropriate (and vice versa), and words of any gender shall include each other gender where appropriate. All references to "Exhibits" and "Schedules" are, unless specifically indicated otherwise, references to exhibits, schedules, and attachments to this Agreement, which are incorporated into this Agreement by each reference.

(j)          Survival. None of the covenants or other obligations of Seller or Purchaser shall survive the Closing unless such survival is expressly provided for in this Agreement, in which case such covenants or obligations shall survive for the periods provided in this Agreement (or, if no period is provided, indefinitely) and shall not be deemed to have merged or terminated at the Closing or any termination or cancellation of this Agreement.

(k)         Counterparts. The parties may execute this Agreement in one or more identical counterparts, all of which when taken together will constitute one and the same instrument. A facsimile or electronic mail transmission shall be binding on the party or parties whose signatures appear thereon. If so executed, each counterpart is to be deemed an original for all purposes, and all counterparts shall, collectively, constitute one agreement, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart.

(l)          Rule of Construction. The parties hereto acknowledge that the parties and their respective counsel have each reviewed and revised this Agreement, and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

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(m)          No Recording of Agreement. Neither party (nor any of their respective agents or representatives) shall record this Agreement (or any memorandum or short form of this Agreement) without the prior written consent of the other.

(n)          Waiver of Jury Trial. Each party hereto, knowingly and voluntarily, and for their mutual benefit, waives any right to trial by jury in the event of litigation regarding the performance or enforcement of, or in any way related to, this Agreement.

(o)          Business Day. “Business Day” means a date that is not a Saturday, Sunday or holiday observed by federally chartered banks in the State where the Property is located. Whenever any determination is to be made or action to be taken on a date specified in this Agreement, if the date falls upon a date that is not a Business Day, the date for the determination or action shall be extended to the first Business Day immediately thereafter.

(p)          Effective Date. The “Effective Date” of this Agreement shall be the date an original of this Agreement (or original counterparts of this Agreement) is executed by both Seller and Purchaser and each party has received a fully executed copy thereof. The Effective Date shall be set forth in the introductory paragraph of this Agreement.

(q)          1031 Exchange. Seller shall have the right to assign its respective rights under this Agreement (but without release of its respective obligations herein and without release of Seller’s obligations herein) to a third party who may act as a “qualified intermediary” with respect to the Property in accordance with the provisions of Section 1031 of the Code, and the Treasury Regulations promulgated thereunder. Such exchange shall be accomplished at no additional expense or delay to Purchaser, and Seller agrees to indemnify Purchaser against any claims or liabilities resulting solely from structuring the transaction as an exchange, rather than as a direct purchase. Purchaser’s acknowledgement in the preceding sentence is conditioned upon the entity to which the Property is being transferred assuming all of the transferring Seller’s obligations under this Agreement.

(r)          Books and Records. Purchaser has advised Seller that Purchaser may be required to file, in compliance with certain laws and regulations (including, without limitation, Regulation S-X of the Securities and Exchange Commission), audited financial statements, pro forma financial statements and other financial information related to the Property for up to three (3) fiscal years prior to Closing and any interim period during the fiscal year in which the Closing occurs (the “Financial Information”). Following the Closing, Seller agrees to use its commercially reasonably efforts to cooperate with Purchaser and its representatives and agents in the preparation of the Financial Information; provided, however, Seller shall not be required to incur any out of pocket expenses or costs unless Purchaser reimburses Seller for the same. Seller shall maintain and, upon prior reasonable notice from Purchaser, allow Purchaser access to, during normal business hours, such books and records of Seller and Seller’s manager of the Property (to the extent in Seller’s possession and control) reasonably related to the Property. Further, so long as the persons in charge of management of the Property at the time of Closing remains in the employ of Seller or an affiliate of Seller, Seller will make such persons available for interview. Notwithstanding the foregoing, Seller shall not be required to provide any information concerning (a) Seller’s capital structure or debt, (b) Seller’s financial analyses or projections, appraisals, investment analyses, account summaries or other documents prepared solely for Seller’s internal purposes, (c) Seller’s tax returns, (d) financial statements of Seller or any affiliate of Seller (other than Property-level financial statements) or (e) any other information or documents that Seller deems confidential or proprietary. Purchaser acknowledges that Purchaser may not use the results of its review under this Section to pursue any claim against Seller under the terms of this Agreement, unless the basis of the claim was discovered by Purchaser or its representatives or agents independently of any such review. This Section 18(r) shall survive Closing.

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(s)          Indemnification. Subject to Section 10(c), Seller shall indemnify and hold harmless Purchaser against all suits, actions, damages and claims brought by third parties against Purchaser arising out of (a) any third party claim of personal injury, personal property damage or other tort claim in connection with Seller’s ownership or operation of the Property attributable to the period prior to Closing, or (b) obligations of Seller under the Contracts. Purchaser shall indemnify and hold harmless Seller against all suits, actions, damages and claims brought by third parties against Seller arising out of Purchaser’s ownership or operation of the Property or are otherwise attributable to the period from and after Closing. This Section 18(s) shall survive Closing.

(t)          Material Adverse Change. For purposes hereof, a “Material Adverse Change” shall be deemed to mean that between the Effective Date and Closing, one or more of the Major Tenants (i) permanently ceases operating from the applicable Shopping Center; (ii) terminates its respective Lease at any one of the Shopping Centers; (iii) makes a written public announcement that it shall be closing its store from the applicable Shopping Center prior to the date on which its lease expires; or (iv) files or makes a written public announcement that it intends to file for bankruptcy protection from its creditors. Notwithstanding anything herein contained to the contrary, in the event that there has been any Material Adverse Change of which Purchaser has no knowledge prior to the Effective Date, Purchaser shall have the right, upon written notice thereof to Seller on or prior to Closing, to terminate this Agreement and thereupon to receive an immediate refund of the Earnest Money and neither party shall thereafter have any further liability or obligation hereunder except for such liabilities and obligations that are expressly stated herein to survive termination of this Agreement.

(u)          Schedule and Exhibits. The following schedules and exhibits are hereby incorporated into this Agreement:

	Exhibit A-1	-	Legal Description of Land – Dean Taylor Crossing
	Exhibit A-2	-	Legal Description of Land – Bethany Village
	Exhibit A-3	-	Legal Description of Land – Tree Summit Village
	Exhibit A-4	-	Legal Description of Land – Towne Centre at Wesley
Chapel
	Exhibit A-5	-	Legal Description of Land – ChampionsGate
	Exhibit A-6	-	Legal Description of Land – Goolsby Point
	Exhibit B-1	-	Limited Warranty Deed (Georgia)
	Exhibit B-2	-	Special Warranty Deed (Florida)
	Exhibit C	-	Bill of Sale
	Exhibit D	-	Assignment and Assumption of Leases and Contracts
	Exhibit E	-	Non-Foreign Affidavit
	Exhibit F	-	Form of Tenant Estoppel Letter
	Exhibit G	-	List of Tenant Leases
	Exhibit H	-	List of Contracts
	Exhibit I	-	Litigation
	Exhibit J	-	Escrow Holdback Agreement

[Signature pages follow.]

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EXECUTED to be effective as of the Effective Date.

PURCHASER:

THE PHILLIPS EDISON GROUP LLC,
an Ohio limited liability company

By:	PHILLIPS EDISON LIMITED PARTNERSHIP,
a Delaware limited partnership,
its Managing Member

	By:	PHILLIPS EDISON & COMPANY,
INC., a Maryland corporation,
its General Partner

		By:	/s Robert F. Myers
		Name:	Robert F. Myers
		Its:	COO

[Purchaser to initial Section 10 and 11]

[Signature page to Purchase and Sale Agreement]

24

SELLER:

MEPT Dean Taylor Crossing LLC, a Delaware limited liability
company

By:	MEPT Edgemoor REIT LLC, a Delaware
limited liability company, its Manager

	By:	NewTower Management LLC, a Delaware
limited liability company, its Manager

		By:	NewTower Trust Company, a Maryland
State trust company, its Sole Member

			By:	/s David B. Keto
			Name:	David B. Keto
			Its:	Chief Operating Officer

MEPT Bethany Village LLC, a Delaware limited liability
company

By:	MEPT Edgemoor REIT LLC, a Delaware limited liability
company, its Manager

	By:	NewTower Management LLC, a Delaware
limited liability company, its Manager

		By:	NewTower Trust Company, a Maryland
State trust company, its Sole Member

			By:	/s David B. Keto
			Name:	David B. Keto
			Its:	Chief Operating Officer

[Signature page to Purchase and Sale Agreement]

25

MEPT Tree Summit Village LLC, a Delaware limited liability
company

By:	MEPT Edgemoor REIT LLC, a Delaware
limited liability company, its Manager

	By:	NewTower Management LLC, a Delaware
limited liability company, its Manager

		By:	NewTower Trust Company, a Maryland
State trust company, its Sole Member

			By:	/s David B. Keto
			Name:	David B. Keto
			Its:	Chief Operating Officer

MEPT Towne Centre Wesley Chapel LLC, a Delaware limited
liability company

By:	MEPT Edgemoor REIT LLC, a Delaware limited liability
company, its Manager

	By:	NewTower Management LLC, a Delaware
limited liability company, its Manager

		By:	NewTower Trust Company, a Maryland
State trust company, its Sole Member

			By:	/s David B. Keto
			Name:	David B. Keto
			Its:	Chief Operating Officer

[Signature page to Purchase and Sale Agreement]

26

MEPT ChampionsGate LLC, a Delaware limited liability
company

By:	MEPT Edgemoor REIT LLC, a Delaware
limited liability company, its Manager

	By:	NewTower Management LLC, a Delaware
limited liability company, its Manager

		By:	NewTower Trust Company, a Maryland
State trust company, its Sole Member

			By:	/s David B. Keto
			Name:	David B. Keto
			Its:	Chief Operating Officer

MEPT Goolsby Point LLC, a Delaware limited liability
company

By:	MEPT Edgemoor REIT LLC, a Delaware limited liability
company, its Manager

	By:	NewTower Management LLC, a Delaware
limited liability company, its Manager

		By:	NewTower Trust Company, a Maryland
State trust company, its Sole Member

			By:	/s David B. Keto
			Name:	David B. Keto
			Its:	Chief Operating Officer

[Seller to initial Sections 10 and 11]

[Signature page to Purchase and Sale Agreement]

27

TITLE COMPANY:

Receipt of $ 1,000,000,000 Earnest Money is acknowledged in the form of ____wire transfer_______. Title Company agrees to hold the Earnest Money in accordance with the terms of this Agreement.

Chicago Title Insurance Company

By:	/s Pamela Medlin
Name:	Pamela Medlin
Its:	Escrow Officer
Date:	2/25/2014

[Signature page to Purchase and Sale Agreement]

28

EXHIBITS A1-A6

to

Purchase and Sale Agreement

LEGAL DESCRIPTION OF LAND

Exhibit A-1

DEAN TAYLOR CROSSING

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN LAND LOTS 86, 110 AND 111, OF THE 7TH LAND DISTRICT, GWINNETT COUNTY, GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOW:

BEGINNING FROM A 1/2" REBAR FOUND AT THE LAND LOT CORNER COMMON TO LAND LOTS 85, 86, 110 AND 111 SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED AND ALONG THE LAND LOT LINE COMMON TO LAND LOTS 85 AND 111 S 59°25’29” W DISTANCE OF 340.37’ TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF LAWRENCEVILLE SUWANEE ROAD; THENCE ALONG THE EASTERLY RIGHT-OF-WAY LINE OF LAWRENCEVILLE SUWANEE ROAD WITH A CURVE TURNING TO THE LEFT WITH AN ARC LENGTH OF 58.60’, WITH A RADIUS OF 1394.42', WITH A CHORD BEARING OF N 17°53'16" W, WITH A CHORD LENGTH OF 58.60' TO A MAGNETIC NAIL FOUND; THENCE DEPARTING THE EASTERLY RIGHT-OF-WAY LINE OF LAWRENCEVILLE SUWANEE ROAD N 73°33'41' E A DISTANCE OF 148.93' TO A 1/2” REBAR FOUND; THENCE N 49°56’57" E A DISTANCE OF 59.83' TO A 1/2" REBAR FOUND; THENCE N 32°29'30" E A DISTANCE OF 37.96' TO A 1/2" REBAR FOUND; THENCE N 14°25’23" W A DISTANCE OF 171.42’ TO A 1/2" REBAR FOUND; THENCE S 75°32’03” W A DISTANCE OF 221.21' TO A 1/2" REBAR FOUND ON THE EASTERLY RIGHT-OF-WAY LINE OF LAWRENCEVILLE SUWANEE ROAD; THENCE ALONG THE EASTERLY RIGHT-OF-WAY LINE OF LAWRENCEVILLE SUWANEE ROAD THE FOLLOWING SIX COURSES AND DISTANCES; WITH A CURVE TURNING THE RIGHT WITH AN ARC LENGTH OF 64.48’ WITH A RADIUS OF 1394.42', WITH A CHORD BEARING OF N 05°44’12” W, WITH A CHORD LENGTH OF 64.47; THENCE N 05°03'57” W A DISTANCE OF 10.45'; THENCE N 84°56’03” E A DISTANCE OF 15.00'; THENCE N 05°03'57" W A DISTANCE OF 179.60'; THENCE N 03°39'47" W A DISTANCE OF 83.32’; THENCE N 07°27'06” W A DISTANCE OF 52.88' TO A MAGNETIC NAIL SET; THENCE DEPARTING THE EASTERLY RIGHT-OF-WAY LINE OF LAWRENCEVILLE SUWANEE ROAD N 71°28’17” E A DISTANCE OF 239.88' TO A 1/2" REBAR FOUND; THENCE N 18°33'10” W DISTANCE OF 183.85’ TO A 1/2" REBAR FOUND ON THE SOUTHERLY RIGHT-OF-WAY LINE OF TAYLOR ROAD; THENCE ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF TAYLOR ROAD THE FOLLOWING TWO DISTANCES: WITH A CURVE TURNING TO THE LEFT WITH AN ARC LENGTH OF 35.90', WITH A RADIUS OF 748.27', WITH A CHORD BEARING OF N 61°49’17" E, WITH A CHORD LENGTH OF 35.90' TO A POINT; THENCE N 63°24'43" E A DISTANCE OF 32.80' TO AN IRON PIN SET; THENCE DEPARTING THE SOUTHERLY RIGHT-OF-WAY LINE OF TAYLOR ROAD S 22°32’20" E A DISTANCE OF 76.25' TO A 1/2" REBAR FOUND; THENCE N 67°31'32" E A DISTANCE OF 143.43' TO A 1/2" REBAR FOUND; THENCE S 30°12’26” E A DISTANCE OF 190.50' TO A 1/2" REBAR FOUND; THENCE N 75°02’51” E A DISTANCE OF 417.59' TO A 1/2"OPEN TOP PIPE FOUND; THENCE N 02°53'34” E A DISTANCE OF 124.64' TO A 1/2” OPEN TOP PIPE FOUND; THENCE N 74°42’21” E A DISTANCE OF 100.37' TO A 1/2" OPEN TOP PIPE FOUND; THENCE N 04°50'46" E A DISTANCE OF 173.54' TO AN AXLE; THENCE S 22°08’23” E A DISTANCE OF 812.04' TO A 1/2” REBAR FOUND; THENCE S 66°34’09” W A DISTANCE OF 954.11' TO A 1/2” OPEN TOP PIPE FOUND ON THE LAND LOT LINE COMMON TO LAND LOTS 85 AND 86; THENCE ALONG THE LAND LOT LINE COMMON TO LAND LOTS 85 AND 86 N 30°33’39”W A DISTANCE OF 117.96' TO THE 1/2” REBAR FOUND AT THE LAND LOT CORNER COMMON TO LAND LOTS 85, 86, 110 AND 111 BEING THE TRUE POINT OF BEGINNING.

Ex. A-1 to A-6

LESS AND EXCEPT THE FOLLOWING DESCRIBED PROPERTY:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 86 and 110 of the 7th Land District, Gwinnet County, Georgia, containing 3.944 acres of land (171,795. square feet), more or less, and being more particularly described as follows:

BEGINNING at an iron pin at the Land Lot corner common to Land Lots 85, 86, 110 and 111; thence South 30 degrees 32 minutes 44 seconds East 117.90 feet along the Land Lot Line common to Land Lots 85 and 86 to an iron pin; thence departing said Land Lot Line North 66 degrees 36 minutes 00 seconds East, 637.10 feet to the TRUE POINT OF BEGINNING; thence North 10 degrees 17 minutes 31 seconds West, 572.12 feet to a point; thence South 75 degrees 01 minute 11 seconds West, 32.44 feet to an iron pin; thence North 03 degrees 01 minute 12 seconds East 125.22 feet to an iron pin; thence North 74 degrees 55 minutes 45 seconds East, 99.89 feet to an iron pin; thence North 04 degrees 50 minutes 31 seconds East, 173.37 feet to an iron pin; thence South 22 degrees 09 minutes 50 seconds East, 812.55 feet to an iron pin; thence South 66 degrees 36 minutes 00 seconds West, 316.71 feet to the TRUE POINT OF BEGINNING.

TOGETHER WITH AND SUBJECT TO the following described easements, agreements, covenants, and restrictions:

1.	Declaration of Easements and Restrictions by Dean Taylor, LLC dated August 10, 1999 and recorded in Deed Book 18982, page 1, Gwinnett County, Georgia Records; as amended by First Amendment to Declaration of Easements and Restrictions dated February 1, 2000 and recorded in Deed Book 22237, page 183, aforesaid records;

2.	Declaration of Restrictive Covenants and Reciprocal Easement Agreement by and between Dean Taylor, LLC and Marvin Hewett Enterprises, Inc. dated August 10, 1999 and recorded in Deed Book 18981, page 259, Gwinnett County, Georgia records;

3.	Agreement Regarding Water Rights between Richard Ramey and Dean Taylor, LLC dated April 17, 1999 and recorded in Deed Book 18982, page 22, Gwinnett County; Georgia records;

4.	Agreement Regarding Water Rights between Vera Craft and Dean Taylor, LLC dated July 20, 1999 and recorded in Deed Book 18982, page 15, Gwinnett County, Georgia Records;

5.	Easement by and between Lawrenceville-Suwanee Partners, LLLP and Dean Taylor, LLC, dated September 17, 1999, dated September 27, 1999 and recorded in Deed Book 19269, page 262, Gwinnett County, Georgia Records; and

6.	Reciprocal Driveway and Sanitary Sewer Easement Agreement between Lawrenceville-Suwanee Partners, LLLP and Dean Taylor, LLC, filed October 15, 1999, recorded in Deed Book 19387, page 231, aforesaid records, with Consent and Subordination dated September 28, 1999, filed October 15, 1999, recorded in Deed Book 19387, page 253, aforesaid records and with Amendment dated November __, 1999, filed December 16, 1999, recorded in Deed Book 19735, page 25, aforesaid records.

Ex. A-1 to A-6

7.	Easement by and between Suburban Homes, L.L.C., a Georgia limited liability company and Dean Taylor LLC, a Georgia limited liability company and Lawrenceville-Suwanee Partners, LLLP, a Georgia limited liability limited partnership dated August 6, Book 18982, page 82, Gwinnett County, Georgia Records.

8.	Drainage Easement Agreement between U.S. Retail Income Fund Limited Partnership and Dean Taylor, LLC dated September 24, 2007, recorded in Deed Book 48308, page 204, aforesaid records.

Ex. A-1 to A-6

Exhibit A-2

BETHANY VILLAGE

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN LAND LOT 831 AND 898, OF THE 2ND LAND DISTRICT, 2ND SECTION, FULTON COUNTY, GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING FROM A IRON PIN SET AT THE LAND LOT CORNER COMMON TO LAND LOTS 831, 832, 897 AND 898 SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED AND ALONG THE LAND LOT LINE COMMON TO LAND LOTS 831 AND 832 THENCE N 00°26' 47" W A DISTANCE OF 215.40' TO A 1/2” REBAR FOUND; THENCE N 00°00’02” W A DISTANCE OF 474.12' TO A 1/2" REBAR FOUND; THENCE DEPARTING THE LAND LOT LINE COMMON TO LAND LOTS 831 AND 832 S 89°54'18" E A DISTANCE OF 135.47’ TO A 1/2" REBAR FOUND; THENCE S 46°49’ 30" E A DISTANCE OF 133.40' TO A 1/2" REBAR FOUND; THENCE N 43°07’05” E A DISTANCE OF 208.95' TO A 1/2" REBAR FOUND ON THE SOUTHWESTERLY RIGHT-OF- WAY LINE OF BETHANY ROAD; THENCE ALONG THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF BETHANY ROAD S 29°01’40” E A DISTANCE OF 52.50’ TO A MAGNETIC NAIL FOUND; THENCE DEPARTING THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF BETHANY ROAD S 43°07'59" W A DISTANCE OF 213.92' TO A 1/2" REBAR FOUND; THENCE S 36°58’10” E A DISTANCE OF 196.10' TO A MAGNETIC NAIL FOUND; THENCE S 36°59’00” E A DISTANCE OF 257.17’ TO A 1/2” REBAR FOUND; THENCE N 80°45’48" E A DISTANCE OF 139.28' TO A 1/2" REBAR FOUND ON THE WESTERLY RIGHT-OF-WAY LINE OF GEORGIA HIGHWAY 9; THENCE ALONG THE WESTERLY RIGHT-OF-WAY LINE OF GEORGIA HIGHWAY 9 THE FOLLOWING FOUR COURSES AND DISTANCE S 16°02’11” E A DISTANCE OF 9.71’; THENCE S 09°22’48” E A DISTANCE OF 19.84'; THENCE S 08°16’20” E A DISTANCE OF 176.04'; THENCE S 08°13'48" E A DISTANCE OF 70.36' TO A MAGNETIC NAIL FOUND; THENCE DEPARTING THE WESTERLY RIGHT-OF-WAY LINE OF GEORGIA HIGHWAY 9 S 80°58’08” W A DISTANCE OF 45.92' TO A IRON PIN SET; THENCE S 66°52’34” W A DISTANCE OF 21.02’ TO A IRON PIN SET; THENCE S 53°12'49" W A DISTANCE OF 163.87’ TO A IRON PIN SET; THENCE S 09°24’50" E A DISTANCE OF 119.31' TO A MAGNETIC NAIL FOUND; THENCE S 09°21’30” E A DISTANCE OF 185.09' TO A MAGNETIC NAIL FOUND; THENCE S 80° 34' 41' W. A DISTANCE OF 41.16' TO A IRON PIN SET; THENCE N 09°22’15” W A DISTANCE OF 185.11' TO A 1/2" REBAR FOUND; THENCE S 80°41'46° W A DISTANCE OF 261.92' TO A 1/2" REBAR FOUND; THENCE S 09°16’06” E A DISTANCE OF 104.34' TO A ½” REBAR FOUND; THENCE S 84°35’22” W A DISTANCE OF 247.85’ TO A ½” REBAR FOUND ON THE LAND LOT LINE COMMON TO LAND LOTS 897 AND 898; THENCE ALONG THE LAND LOT LINE COMMON TO LAND LOTS 897 AND 898 N 00°06’38” E A DISTANCE OF 470.71' TO THE IRON PIN SET AT THE LAND LOT CORNER COMMON TO LAND LOTS 831, 832, 897 AND 898 BEING THE TRUE POINT OF BEGINNING.

TOGETHER WITH those easements in that certain Sanitary Sewer Easement by and between Bethany Village Partners, L.L.C. and Legacy Crossing, LLC, filed May 17, 2001, recorded in Deed Book 30386, Page 557, Fulton County, Georgia records.

TOGETHER WITH those easements in that certain Declaration and Reciprocal Easement and Restrictive Covenant Agreement by and between Bethany Village Partners, LLC and B & C Enterprises, Inc., dated May 9, 2000, filed and recorded June 2, 2000 in Deed Book 29128, Page 672, aforesaid records.

Ex. A-1 to A-6

TOGETHER WITH those easements in that certain Declaration of Reciprocal Easements by Bethany Village Partners, LLC dated May 15, 2001, recorded May 23, 2001, Deed Book 30431, Page 277, aforesaid records.

TOGETHER WITH those easements in that certain Sign Easement by and between B & C Enterprises, Inc. and Bethany Village Partners dated May 9, 2000, filed and recorded June 2, 2000 in Deed Book 29128. Page 667 aforesaid records.

TOGETHER WITH those easements in the certain Driveway Encroachment Easement by and between D & D Associates and Botany Village, L.P., dated November 28, 2001, filed December 3, 2001 and recorded in Deed Book 31376, page 356, aforesaid records.

Ex. A-1 to A-6

Exhibit A-3

TREE SUMMIT

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN LAND LOT 290, OF THE 6TH LAND DISTRICT, CITY OF DULUTH, GWINNETT COUNTY, GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING FROM THE INTERSECTION OF THE NORTHERLY RIGHT-OF-WAY LINE OF SUMMIT RIDGE PARKWAY (HAVING A 80 FOOT WIDE RIGHT-OF-WAY) AND THE EASTERLY RIGHT-OF-WAY LINE OF PEACHTREE INDUSTRIAL BOULEVARD (HAVING A 150 FOOT WIDE RIGHT-OF-WAY) THENCE ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF SUMMIT RIDGE PARKWAY THE FOLLOWING TWO COURSES AND DISTANCES: S 77º40’10” E A DISTANCE OF 60.00’; THENCE WITH A CURVE TURNING TO THE LEFT WITH AN ARC LENGTH OF 100.60’ WITH A RADIUS OF 533.15’, WITH A CHORD BEARING OF S 83º04’29” E, WITH A CHORD LENGTH OF 100.45’ TO A 1/2” REBAR FOUND AT THE TRUE POINT OF BEGINNING; THENCE FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED AND DEPARTING THE NORTHERLY RIGHT-OF-WAY LINE OF SUMMIT RIDGE PARKWAY N 12º20’29” E A DISTANCE OF 113.87’ TO A 1/2” REBAR FOUND; THENCE N 32º39’14” W A DISTANCE OF 108.41’ TO A 1/2” REBAR FOUND; THENCE N 77º35’13” W A DISTANCE OF 123.61’ TO A MAGNETIC NAIL FOUND ON THE EASTERLY RIGHT-OF-WAY LINE OF PEACHTREE INDUSTRIAL BOULEVARD; THENCE ALONG THE EASTERLY RIGHT-OF-WAY LINE OF PEACHTREE INDUSTRIAL BOULEVARD THE FOLLOWING TWO COURSES AND DISTANCES: N 12º17’14” E A DISTANCE OF 378.60’ TO A 1/2” REBAR FOUND; THENCE WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 78.39’, WITH A RADIUS OF 3866.41’, WITH A CHORD BEARING OF N 12º48’42” E, WITH A CHORD LENGTH OF 78.39’ TO A POINT; THENCE DEPARTING THE EASTERLY RIGHT-OF-WAY LINES OF PEACHTREE INDUSTRIAL BOULEVARD S 82º33’24” E A DISTANCE OF 207.17’ TO A POINT; THENCE S 26º29’06” E A DISTANCE OF 116.16’ TO A 1/2” REBAR FOUND; THENCE S 77º59’10” E A DISTANCE OF 263.98’ TO A 1/2” REBAR FOUND; THENCE N 59º05’38” E A DISTANCE OF 160.08’ TO A 1/2” OPEN TOP PIPE FOUND ON THE LAND LOT LINE COMMON TO LAND LOTS 290 AND 291; THENCE ALONG THE LAND LOT LINE COMMON TO LAND LOTS 290 AND 291 S 31º21’39” E A DISTANCE OF 310.75’ TO A 1/2” REBAR FOUND ON THE NORTHERLY RIGHT-OF-WAY LINE OF SUMMIT RIDGE PARKWAY; THENCE ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF SUMMIT RIDGE PARKWAY THE FOLLOWING THREE COURSES AND DISTANCES: WITH A CURVE TURNING TO THE LEFT WITH AN ARC LENGTH OF 45.60’, WITH A RADIUS OF 781.85’, WITH A CHORD BEARING OF S 66º19’05” W, WITH A CHORD LENGTH OF 45.60’ TO A POINT; THENCE S 63º25’26” W A DISTANCE OF 518.34’ TO A POINT; THENCE WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 261.06’, WITH A RADIUS OF 533.15’, WITH A CHORD BEARING OF S 77º24’22” W, WITH A CHORD LENGTH OF 258.46’ TO THE 1/2” REBAR FOUND AT THE TRUE POINT OF BEGINNING.

TOGETHER WITH AND SUBJECT TO the following described covenants and restrictions:

Declaration of Covenants Conditions and Restrictions by Shell Oil Company dated April 20, 1987, recorded in Deed Book 4277, page 88, aforesaid records, as amended.

Ex. A-1 to A-6

Exhibit A-4

TOWNE CENTRE WESLEY CHAPEL

Pasco Crossings

PARCEL I

A portion of Section 12, Township 26 South, Range 19 East, Florida, being more particularly described as follows:

Commencing at the Southeast corner of the Northeast 1/4 of the Southeast 1/4 of said Section 12; run thence N 00 deg.21'44" E, 1321.94 feet along the East boundary line of the Southeast 1/4 of said Section 12 to a P.K. Nail and disk registration No. LB 33 marking the East 1/4 corner of said Section 12; run thence N 00 deg.22'40" E, a distance of 14.09 feet along the East boundary line of the Northeast 1/4 of said Section 12 to the Northerly right-of-way line of State Road No. 54 as it is now established; run thence N 77 deg.28'17" W, a distance of 1751.77 feet along said Northerly right-of-way line; continue thence along said Northerly right-of-way line 425.35 feet along the arc of a 5779.58 feet radius curve concave to the Southwest, subtended by a chord distance of 425.25 feet which bears N 79 deg.34'47" W; run thence N 81deg.41'17" W, 1209.07 feet along said Northerly right-of-way line; run thence N 08 deg.18'43" E, 5.00 feet along said Northerly right-of-way line; continue thence along said Northerly right-of-way line 45.90 feet along the arc of a 1692.02 foot radius curve concave to the Southeast, subtended by a chord distance of 45.90 feet which bears N 82 deg.27'55" W, to the POINT OF BEGINNING of the herein described parcel, said point being on a curve concave to the South, having a radius of 1,692.02 feet and a central angle of 02 degrees 22' 23"; thence to the West, along the arc of said curve to the left, an arc distance of 64.57 feet, subtended by a chord distance of 64.57 feet which bears N 84 deg.18'20" W; thence departing said right of way line run N 08 deg.20'46" E, a distance of 40.03 feet, to a point of curvature with a curve, concave to the Southeast, having a radius of 175.50 feet and a central angle of 24 deg.24'47"; run thence to the Northeast, along the arc of said curve to the right, a distance of 74.78 feet (said arc subtended by a chord bearing N 20 deg.33'10" E, a distance of 74.21 feet), to a point of reverse curvature with a curve, concave to the Northwest having a radius of 74.50 feet and a central angle of 24 deg.28'21"; run thence to the Northeast, along the arc of said curve to the left, a distance of 31.82 feet (said arc subtended by a chord bearing N 20 deg.31'23" E, a distance of 31.58 feet), to a point of tangency; run thence N 08 deg.17'13" E., a distance of 25.30 feet; run thence N 81 deg. 42' 47" W, a distance of 52.00 feet; thence S 08 deg. 17' 13" W, a distance of 10.50 feet; thence N 81 deg. 42' 47" W a distance of 215.50 feet; thence S 08 deg. 17' 13" W, a distance of 180.20 feet; thence N 81 deg. 52' 26" W, a distance of 317.97 feet; run thence N 00 deg.23'05" E, a distance of 408.79 feet, to a point on the Southerly right-of-way line of Pasco Road as it is now established; run thence along said Southerly right-of-way line, N 37 deg. 33'54" E, a distance of 541.28 feet, to a point of curvature with a curve concave to the Southeast, having a radius of 850.41 feet and a central angle of 09 deg.43'38"; run thence to the Northeast, along the arc of said curve to the right, a distance of 144.38 feet (said arc subtended by a chord bearing N 41 deg.59'18" E, a distance of 144.20 feet) to a point of intersection with a non-tangent line; thence departing said Southerly right-of-way line run N 71 deg.46'33" E, a distance of 70.19 feet; run thence S 41 deg.40'49" E, a distance of 197.00 feet; run thence N 48 deg.20'10" E, a distance of 390.17 feet, to a point of intersection with a non-tangent curve to the West, having a radius of 350.00 feet and a central angle of 40 deg.32'08"; run thence to the South, along the arc of said curve to the right, a distance of 247.62 feet (said arc subtended by a chord bearing S 12 deg.04'24" E, a distance of 242.49 feet), to a point of tangency; run thence S 08 deg.17'13" W, a distance of 666.66 feet; run thence N81 deg.42'47" W, a distance of 210.00 feet; run thence S 08 deg.17'13" W, a distance of 280.57 feet, to the POINT OF BEGINNING.

LESS AND EXCEPT that portion thereof deeded to Pasco County by deed recorded September 12, 2003 in Official Records Book 5536, Page 1676, of the Public Records of Pasco County, Florida.

Ex. A-1 to A-6

PARCEL II

Easement rights of owner of Parcel I as described and set forth in Surface Water Drainage Easement and Agreement between Mid-Continent Plantation, Inc., a Florida corporation and S.R. 54, Inc., a Florida corporation, recorded in Official Record Book 4287, Page 732, Public Records of Pasco County, Florida.

PARCEL III

Easement rights including, but not limited to, ingress, egress, parking, utilities, storm water system, and sanitary sewer as described and set forth in that certain Declaration of Covenants, Conditions and restrictions dated June 26, 2000, recorded July 17, 2000, in Official Records Book 4404, Page 256, as re-recorded in Official Records Book 4420, Page 1959, and as amended by First Amendment recorded in Official Records Book 4717, Page 1820, all of the Public Records of Pasco County, Florida.

Ex. A-1 to A-6

Exhibit A-5

CHAMPIONSGATE VILLAGE

Lot 1, Championsgate Village Phase 3, according to the plat thereof, as recorded in Plat Book 14, Pages 3 and 4, of the Public Records of Osceola County, Florida.

Ex. A-1 to A-6

Exhibit A-6

GOOLSBY POINT

PARCEL 1:

THAT PART OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 21, TOWNSHIP 30 SOUTH, RANGE 20 EAST, HILLSBOROUGH COUNTY, FLORIDA, BEING FURTHER DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHEAST CORNER OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION 21; THENCE ALONG THE EAST LINE OF THE SOUTHEAST 1/4 OF SAID SECTION 21, S.00°02'24"E, 210.00 FEET; THENCE N89°53'05"W, 30.00 FEET TO THE WEST RIGHT-OF-WAY L1NE OF McMULLEN LOOP ROAD (30.00 FEET HALF RIGHT-OF-WAY); THENCE ALONG SAID LINE S.00°02'24"E, 175.25 FEET FOR THE POINT OF BEGINNING; THENCE CONTINUE ALONG SAID LINE S.00°02'24"E, 54.27 FEET; THENCE LEAVING SAID LINE N 63°43'39"W., 30.11 FEET; THENCE N 89°53'05"W, 155.81 FEET; THENCE S 45°06'55"W., 21.21 FEET; THENCE S 00°06'55"W, 205.20 FEET; THENCE S.89°53'05"E, 198.40 FEET TO SAID RIGHT-OF WAY LINE; THENCE ALONG SAID LINE S.00°02'24"E, 83.14 FEET; THENCE LEAVING SAID LINE S.89°57'27"W, 150.93 FEET; THENCE S.52°03'58"W, 8.14 FEET; THENCE S 89°57'27"W., 104.59 FEET; THENCE S 44°57'27"W., 18.28 FEET; THENCE S89°15'20"W, 332.52 FEET; THENCE S.89°34'19"W, 296.50 FEET; THENCE S87°56'15"W, 140.07 FEET TO A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 44.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE 71.00 FEET, THROUGH A CENTRAL ANGLE OF 92°27'16" (CHORD BEARING N 45°50'07"W., 63.54 FEET); THENCE N 00°23'31"E , 460.93 FEET TO A CURVE CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 24.00 FEET; THENCE NORTHEASTERLY ALONG SAID CURVE 36.80 FEET, THROUGH A CENTRAL ANGLE OF 87°50'35" (CHORD BEARING N 46°13'03"E, 33.30 FEET); THENCE S.89°51'40"E, 60.12 FEET; THENCE S 00°23'31"W, 30.28 FEET; THENCE S 89°53'05"E., 174.58 FEET; THENCE N59°51'31"E., 13.89 FEET; THENCE N.00°06'55"E., 129.40 FEET; THENCE N 11°59'09"W, 11.93 FEET; THENCE N 00°06'55"E., 69.44 FEET; THENCE N 15°35'37"W., 16.62 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF BOYETTE ROAD (30.00 FEET HALF RIGHT-OF-WAY); THENCE ALONG SAID LINE S.89°53'05"E., 471.78 FEET; THENCE CONTINUE ALONG SAID LINE (AS RECORDED IN OFFICIAL RECORDS BOOK 9348, PAGES 646 THROUGH 654 AND PAGES 618 THROUGH 621, PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA) S 77°28'50"E, 46.54 FEET; THENCE S 88°43'39"E., 99.02 FEET; THENCE N.87°46' 19"E, 25.60 FEET; THENCE LEAVING SAID LINE S 00°02'24"E, 169.05 FEET; THENCE S 10°27'51"W., 45.41 FEET; THENCE S.42°17'05"W, 13.49 FEET, THENCE S 00°06'55"W., 121.58 FEET; THENCE S 42°03'16"E, 13.49 FEET; THENCE S 89°53'05"E., 164.56 FEET; THENCE N 65°34'07"E., 26.46 FEET TO THE WEST RIGHT-OF-WAY LINE OF McMULLEN LOOP ROAD AND THE POINT OF BEGINNING.

Now known as Lot 1 of Goolsby Pointe Platted Subdivision - No Improvements according to map or plat thereof recorded in Plat Book 87, Pages 72-1 and 72-2, of the Public Records of Hillsborough County, Florida.

LESS AND EXCEPT the portion thereof described in Stipulated Order of Taking and Final Judgment recorded in Official Records Book 16378, Page 670, of the Public Records of Hillsborough County, Florida.

Ex. A-1 to A-6

PARCEL 2:

TOGETHER WITH easements granted in Declaration of Restrictions, Covenants and Conditions and Grant of Easements recorded in Official Records Book 9593, Page 1023, as amended by the First Amendment to Declaration of Restrictions, Covenants and Conditions and Grant of Easements recorded in Official Records Book 10238, page 541, as amended by the Second Amendment to Declaration of Restrictions, Covenants and Conditions and Grant of Easements recorded in Official Records Book 16923, page 1333, of the Public Records of Hillsborough County, Florida.

PARCEL 3:

TOGETHER WITH a perpetual easement for the purpose of constructing, installing and maintaining a monument or pylon sign as granted in the Sign Easement recorded in Official Records Book 10188, Page 1454, of the Public Records of Hillsborough County, Florida.

Ex. A-1 to A-6

EXHIBIT B-1

to

Purchase and Sale Agreement

FORM OF LIMITED WARRANTY DEED (GEORGIA)

After Recording Return to:

__________________________

__________________________

__________________________

LIMITED WARRANTY DEED

STATE OF GEORGIA

COUNTY OF _________

THIS INDENTURE, made this _____ day of ___________, 2014, between MEPT ___________________________________ LLC, a Delaware limited liability company, as party of the first part (hereinafter “GRANTOR”), and _____________________, a _________________________________, as party of the second part (hereinafter “GRANTEE”).

WITNESSETH: That the said GRANTOR, for and in consideration of the sum of TEN AND NO/100THS DOLLARS ($10.00) and other good and valuable consideration, in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold and conveyed and by these presents does grant, bargain, sell and convey unto the said GRANTEE, its successors and assigns, all that tract or parcel of land described as follows:

See Exhibit “A” attached hereto and by this reference made a part hereof.

The above-described property is conveyed subject to those matters set forth on Exhibit “B” attached hereto and by this reference made a part hereof.

TO HAVE AND TO HOLD the said bargained premises, together with all and singular the rights, members and appurtenances thereof, to the only proper use, benefit and behoof of the said GRANTEE, its successors and assigns, forever, IN FEE SIMPLE.

And the said GRANTOR, for itself, its successors and assigns, will warrant and forever defend the right and title to the above described property unto the said GRANTEE, its successors and assigns, against the lawful claims of all persons claiming by, through or under the undersigned.

IN WITNESS WHEREOF, the said GRANTOR, by and through its duly appointed officers, has hereunto set its hand and affixed its seal the day and year first above written.

Ex. B-1

“GRANTOR”

MEPT ___________ LLC, a Delaware limited liability company

By:	MEPT Edgemoor REIT LLC, a Delaware limited liability
company, its Manager

	By:	NewTower Management LLC, a Delaware
limited liability company, its Manager

		By:	NewTower Trust Company, a Maryland
State trust company, its Sole Member

Exhibit Only. Do Not Execute

By:
Name:
Its:

Signed, sealed and delivered
in the presence of:

Unofficial Witness

Notary Public

My Commission Expires:

Ex. B-1

EXHIBIT “A”

to

Limited Warranty Deed

LEGAL DESCRIPTION

Ex. B-1

EXHIBIT “B”

to

Limited Warranty Deed

PERMITTED EXCEPTIONS

Ex. B-1

EXHIBIT B-2

to

Purchase and Sale Agreement

FORM OF SPECIAL WARRANTY DEED (FLORIDA)

PREPARED BY AND AFTER
RECORDING, RETURN TO:

Tax Parcel ID No.

SPECIAL WARRANTY DEED

STATE OF FLORIDA

COUNTY OF ________

THIS INDENTURE, made this ________ day of ____, 2014, between MEPT FUND ____________________ LLC, a Delaware limited partnership, as party of the first part (hereinafter “Grantor”), 3 Bethesda Metro Center, Suite 1600, Bethesda, MD 20814 and ____________________, a ______________, as party of the second part (hereinafter “Grantee”) _________________________________

WITNESSETH:

That the said Grantor, for and in consideration of the sum of TEN AND NO/100THS DOLLARS ($10.00) and other good and valuable consideration, in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, and conveyed and by these presents does grant, bargain, sell, convey and warrant specially unto the said Grantee, its successors and assigns, all that tract or parcel of land described on Exhibit “A” attached hereto and by this reference made a part hereof.

SUBJECT TO the encumbrances and exceptions described on Exhibit “B” attached hereto and by this reference made a part hereof.

TO HAVE AND TO HOLD the said bargained premises, together with all and singular the rights, members and appurtenances thereof, to the only proper use, benefit and behoof of the said GRANTEE, its successors and assigns, forever, IN FEE SIMPLE.

And the said Grantor, for itself, its successors and assigns, will warrant specially and forever defend the right and title to the above described property unto the said Grantee, its successors and assigns, but only against the lawful claims of persons claiming by, through or under Grantor.

Ex. B-2

IN WITNESS WHEREOF, the said Grantor, by and through its duly appointed officers, has hereunto set its hand and affixed its seal the day and year first above written.

Signed, sealed and delivered in the presence “GRANTOR” of:

MEPT ___________ LLC, a Delaware
limited liability company
(Witness Signature)
	By:	MEPT Edgemoor REIT LLC, a Delaware
Print Name: ___________________________________		limited liability company, its Manager

		By:	NewTower Management LLC, a
(Witness Signature)			Delaware limited liability company,
its Manager
Print Name: ___________________________________
			By:	NewTower Trust Company, a
Maryland State trust company,
its Sole Member

Exhibit Only. Do Not Execute

By:
Name:
Title:

STATE OF MARYLAND	)
)ss.
COUNTY OF MONTGOMERY	)

This instrument was acknowledged before me on ___________ ___, 2014, by _________________________________, an officer of NewTower Trust Company, a Maryland State trust company, which entity is the sole member of NewTower Management LLC, a Delaware limited liability company, which entity is the manager of MEPT Edgemoor REIT LLC, a Delaware limited liability company, which entity is the manager of MEPT _______________ LLC, a Delaware limited liability company, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity(ies), and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

Signature:
Name (Print):
NOTARY PUBLIC in and for the State
of Maryland, residing at __________________
My appointment expires: __________________

Ex. B-2

EXHIBIT A

to

Special Warranty Deed

LEGAL DESCRIPTION

Ex. B-2

EXHIBIT B

to

Special Warranty Deed

PERMITTED EXCEPTIONS

Ex. B-2

EXHIBIT C

to

Purchase and Sale Agreement

BILL OF SALE

This BILL OF SALE (this “Bill of Sale”) is made and entered into as of the ___ day of _______________, 201_, by and between MEPT _________ LLC, a Delaware limited liability company (“Assignor”), and ______________, a ______________ (“Assignee”).

AGREEMENTS

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.            Assignor hereby sells, transfers, assigns, and conveys to Assignee the following (collectively, the “Assigned Property”):

(a)          All equipment, fixtures, appliances, inventory, and other personal property of whatever kind or character owned by Assignor and attached to or installed or located on or in the land located in the City of _________, ________ County, ________ (as more particularly described in the attached Exhibit A, the “Land”) or the improvements located on the Land (“Improvements”) (collectively, the “Personal Property”).

(b)          All of Assignor's right, title, and interest in and to warranties, guaranties, and bonds used in connection with the maintenance or operation of the Land or the Improvements (or any part thereof), but only to the extent that the foregoing are assignable by Assignor without any necessary third party consent or to the extent that all necessary third party consents to the assignments have been obtained.

(c)          All of Assignor’s right, title and interest, if any, in and to all trademarks, trade names or symbols under which the Land or the Improvements (or any part thereof) is operated including without limitation the name [“Dean Taylor Crossing”], [“Bethany Village”], [“Tree Summit Village”], [“Towne Centre at Wesley Chapel”], [“ChampionsGate Village”] and [“Goolsby Point”].

2.            Except as set forth in this Bill of Sale or in that certain Purchase and Sale Agreement by and between Assignor, as seller, and Assignee, as purchaser, dated __________ (the “Agreement”), the Assigned Property is conveyed by Assignor and accepted by Assignee AS IS, WHERE IS, AND WITHOUT ANY WARRANTIES OF WHATSOEVER NATURE, EXPRESS, IMPLIED, OR STATUTORY, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE EXPRESSLY TO NEGATE AND EXCLUDE ALL WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY CONVEYED HEREUNDER, OR BY ANY SAMPLE OR MODEL THEREOF, AND ALL OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY THE UNIFORM COMMERCIAL CODE OR ANY OTHER LAW.

3.          Notwithstanding anything to the contrary contained in this Bill of Sale, any liability of Assignor under this Bill of Sale is limited as set forth in Section 12(d) of the Agreement.

Ex. C

4.          This Bill of Sale may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Bill of Sale is executed on the dates set forth below to be effective as of the date first above written.

ASSIGNOR:

MEPT ___________ LLC, a Delaware limited liability
company

By:	MEPT Edgemoor REIT LLC, a Delaware limited
liability company, its Manager

	By:	NewTower Management LLC, a Delaware
limited liability company, its Manager

		By:	NewTower Trust Company, a Maryland
State trust company, its Sole Member

Exhibit Only. Do Not Execute
By:
Name:
Its:

ASSIGNEE:

,
a

By:		,
	a	,
its

Exhibit Only. Do Not Execute
By:
Name:
Title:

Exhibit A – Land Description

Ex. C

EXHIBIT A

to

Bill of Sale

LAND DESCRIPTION

Ex. C

EXHIBIT D

to

Purchase and Sale Agreement

ASSIGNMENT AND ASSUMPTION OF LEASES

This ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) is made and entered into as of _______________, 201_ (the “Effective Date”), by and between MEPT _________ LLC, a Delaware limited liability company (“Assignor”), and ______________, a ______________ (“Assignee”).

AGREEMENTS

For good and valuable consideration, the receipt of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.          Assignor hereby transfers and assigns to Assignee all of Assignor's right, title and interest in and to: (a) the lease agreements listed on Exhibit A attached hereto (collectively, the “Leases”); and (b) all security deposits held by Assignor under the Leases (collectively the items described in (a) and (b) above are referred to herein collectively as the “Assigned Property”). The Assigned Property relates to the real property located in _______County, _________ described on Exhibit B attached hereto (the “Property”).

2.          Assignor has executed this Assignment and has GRANTED, TRANSFERRED and ASSIGNED the Assigned Property, and Assignee has accepted this Assignment and purchased the Assigned Property AS IS AND WHERE EVER LOCATED, WITHOUT ANY REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, EXPRESS, IMPLIED OR STATUTORY, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE TO EXPRESSLY NEGATE AND EXCLUDE ALL WARRANTIES WHATSOEVER, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE ASSIGNED PROPERTY OR BY ANY SAMPLE OR MODEL AND ANY OTHER WARRANTIES CONTAINED IN OR CREATED BY THE UNIFORM COMMERCIAL CODE OR ANY OTHER LAW.

3.          Assignee hereby assumes and agrees to pay and perform all of the terms, covenants, conditions and obligations of the Assignor under the Leases under or with respect to the Assigned Property arising or accruing on or after the Effective Date, and agrees to indemnify and hold Assignor harmless from and against any claims, costs or liabilities in connection therewith arising or accruing on or after the Effective Date. Assignor agrees to pay and perform all of the terms, covenants, conditions and obligations of the Assignor under the Leases under or with respect to the Assigned Property arising or accruing before the Effective Date, and agrees to indemnify and hold Assignee harmless from and against any claims, costs or liabilities in connection with the Assigned Property arising or accruing prior to the Effective Date.

Ex. D

4.          Notwithstanding anything to the contrary contained in this Assignment, any liability of Assignor under this Assignment is limited as set forth in Section 12(d) of the Purchase and Sale Agreement by and between Assignor, as seller, and Assignee, as purchaser, dated __________.

IN WITNESS WHEREOF, this Assignment is executed on the dates set forth below to be effective as of the Effective Date.

ASSIGNOR:

MEPT ___________ LLC, a Delaware
limited liability company

By:	MEPT Edgemoor REIT LLC, a Delaware limited
liability company, its Manager

	By:	NewTower Management LLC, a Delaware
limited liability company, its Manager

		By:	NewTower Trust Company, a Maryland
State trust company, its Sole Member

Exhibit Only. Do Not Execute
By:
Name:
Its:

ASSIGNEE:

,
a

By:		,
	a	,
its

Exhibit Only. Do Not Execute
By:
Name:
Title:

Exhibit A – List of Leases

Exhibit B – Land Description

Ex. D

EXHIBIT A

To

Assignment and Assumption of Leases and Contracts

LIST OF LEASES

Ex. D

EXHIBIT B

to

Assignment and Assumption Agreement of Leases and Contracts

LAND DESCRIPTION

Ex. D

EXHIBIT E

to

Purchase and Sale Agreement

NON-FOREIGN AFFIDAVIT

Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by MEPT Edgemoor REIT LLC, a Delaware limited liability company, as the Manager and beneficial owner of MEPT ___________ LLC, a Delaware limited liability company (“Transferor”), the undersigned hereby certifies the following on behalf of the Transferor.

1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate, or foreign person (as those terms are defined in the Internal Revenue Code and the Income Tax Regulations promulgated thereunder);

2. Transferor's U.S. employer identification number is 26-3781256; and

3. Transferor's address is 3 Bethesda Metro Center, Suite 1600, Bethesda, MD 20814.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury the undersigned declares that it has examined this certification and to the best of its knowledge and belief it is true, correct and complete, and it further declares that it has authority to sign this document on behalf of Transferor.

Executed to be effective as of ___________.

TRANSFEROR:

MEPT Edgemoor REIT LLC, a Delaware limited
liability company, its Manager

By:	NewTower Management LLC, a Delaware limited
liability company, its Manager

	By:	NewTower Trust Company, a Maryland State
trust company, its Sole Member

Exhibit Only. Do Not Execute
By:
Name:
Its:

Ex. E

EXHIBIT F

to

Purchase and Sale Agreement

FORM OF TENANT ESTOPPEL LETTER

«Date»

Re:	MEPT ________ LLC (“Landlord”)

«Property»

«City_State»

Ladies and Gentlemen:

The undersigned (“Tenant”) certifies that with respect to the lease (the “Lease”) more particularly described in the attached Schedule “A” which is hereby incorporated (the “Schedule”):

1.          Tenant is the tenant under the Lease;

2.          The summary of the terms of the Lease and other information contained in the Schedule is true and correct;

3.          Tenant has accepted possession of the premises (the “Premises”) under the Lease;

4.          There are no rent abatements or free rent periods now or in the future other than as may be set forth on the Schedule;

5.          The Lease is in full force and effect and, except as may be indicated on the Schedule, has not been assigned, modified, supplemented or amended in any way and Tenant has no notice of any assignment, pledge or hypothecation by the Landlord under the Lease or of the rentals thereunder;

6.          The Lease represents the entire agreement between Tenant and Landlord with respect to the Premises;

7.          All construction and other obligations of a material nature to be performed by Landlord have been satisfied, except as may be indicated on the Schedule;

8.          Any payments by Landlord to Tenant for tenant improvements which are required under the Lease have been made, except as may be indicated on the Schedule;

9.          On this date, there are no existing defenses or offsets which Tenant has against the enforcement of the Lease by Landlord and Tenant has no knowledge of any event which with the giving of notice, the passage of time or both would constitute a default by Tenant, or to the best of Tenant’s knowledge, a default by Landlord, under the Lease;

10.         Tenant is not entitled to any offsets, abatements, deductions or otherwise against the rent payable under the Lease from and after the Effective Date, except as may be indicated on the Schedule;

Ex. F

11.         No rental (including expense reimbursements), other than for the current month, has been paid in advance, except as may be indicated on the Schedule;

12.         Tenant has not filed on its behalf, nor to Tenant’s knowledge, has any party initiated against Tenant, proceedings for relief under bankruptcy, insolvency, or other proceedings;

13.         Except as set forth in the Lease, Tenant has no purchase, extension, expansion, rights of first offer, rights of first refusal, exclusives, right to lease other premises, or rights to have Landlord perform Tenant’s obligations under leases of other premises;

14.         Tenant has no right to terminate the Lease except as set forth in the Lease; and

The truth and accuracy of the certifications contained herein may be relied upon by (i) Landlord, (ii) any purchaser of the Property (“Purchaser”), (iii) each lender (“Lender”) of Landlord or Purchaser (or any of their respective direct or indirect owners), and its successors, participants, assigns and transferees, (iv) any rating agency or trustee involved in a securitization of one or more loans made by a Lender, and (v) any servicer of any such loan (collectively, the “Reliance Parties”), and said certifications shall be binding upon Tenant and its successors and assigns, and inure to the benefit of the Reliance Parties.

Very truly yours,

«Operating_As»

By:
Name:
Title:

Date:

Ex. F

SCHEDULE A to Tenant Estoppel Letter

Summary of Lease Terms

(1)         Name of Tenant: «Operating_As»

(2)         Lease Date: «Lease_Date»

(3)         Amendment Dates, Separate Agreements, if any:

«Lease__License_Agreement»	«Lease_Date»
«Document_1»	«Document_1_Date»
«Document_2»	«Document_2_Date»
«Document_3»	«Document_3_Date»
«Document_4»	«Document_4_Date»

(4)         Square Footage: «Square_Feet» sf

(5)         Lease Commencement Date: «Commence_Date»; Current Lease Expiration: «Expiration_Date»

(6) Current Monthly Base Rent:	$«Base_Monthly_Rent»;	paid through: __________
Current Monthly Expense Reimbursement:	$«Total_Exp»;	paid through: __________
Other Current Monthly Rent Not Otherwise Identified Above:	$«Other»;	paid through: __________
Current Total Monthly Rent:	$«Total_Rent»

Tenant has the following abatement(s) remaining: «Free_Rent»

(7)         Security Deposit: $«Security_Deposit»

(8)         Percentage Rent: «% Rent»

(9)         Assignees/Subtenants: «Subtenant»

(10)        Lease Guarantor(s): «Guarantor»

Ex. F

EXHIBIT G

to

Purchase and Sale Agreement

LIST OF LEASES

Dean Taylor Crossing

Jenny Huang, d/b/a Asian Star Chinese Restaurant: December 2, 1999-Shi Song Zheng d/b/a China Restaurant

Assignment of Lease: Jony Wijaya d/b/a Royal Bamboo Chinese Bistro: November 13, 2001

Assignment of Lease: Yi Tong Cao d/b/a Royal Bamboo Chinese Bistro: December 3, 200

Assignment and Assumption of Lease Jian Dong Liang and Hong Liang Ding d/b/a Royal Bamboo Chinese Bistro: April 13, 2004

First Amendment & Assignment of Lease: Jian Dong Liang and Hong Liang Ding d/b/a Royal Bamboo Chinese Bistro: January 26, 2005

Second Amendment to Lease Agreement: Hong Liang Ding d/b/a Royal Bamboo Chinese Bistro: January 11, 2010

Assignment & Assumption & Third Amendment: Jenny Huang d/b/a Asian Star Chinese Restaurant: May 17, 2013

Mohamed Lakdawala & Gulzar Lakdawala d/b/a Browline Eye Brow & Threading: August 9, 2013

Richard Nguyen d/b/a Capri Nails: April 12, 2005—Lan Tuyet Do d/b/a Nail Network

First Amendment: Diem Loan T. Tran and Cuong Ngoc Tran d/b/a Nail Network: August 27, 2009

Assignment: Diem Loan T. Tran and Cuong Ngoc Tran d/b/a Nail Network: August 16, 2007

Assignment: Anh Phuong T. Tra d/b/a Capri Nails: December 18, 2009

Assignment: Richard Nguyen d/b/a Capri Nails: September 13, 2010

Second Amendment: Richard Nguyen d/b/a Capri Nails: October 23, 2013

T-Mobile USA Tower, LLC: September 27, 2002

First Amendment: 2003

Letter consent for Antenna Modification: June 4, 2013

Letter Transfer of Lease: Crown Castle International Corp. (as operator): January 25, 2013

Assignment: Powertel/Atlanta Inc.: April 28, 2003

Letter-Rate Increase: September 23, 2008

Consent Request for Antenna Modification: Crown Castle International Corp: June 4, 2013

Dentecare Dental LLC: April 14, 2008

Acceptance Agreement: February 2, 2009

Revocable License Agreement (Pylon Sign): May 28, 2008

Release (Pylon Sign): April 25, 2011

Suwanee Premium Restaurants, Inc. d/b/a Frontera Mex-Mex Grill: October 6, 1999

First Amendment: May 15, 2001

LL Subordination Agreement: November 10, 2000

Second Amendment: Suwanee Premium Restaurants Inc. d/b/a Frontera Mex-Mex Grill: March 18, 2011

The Kroger Company (#477): July 29, 1999

First Amendment to Lease: October 15, 1999

Second Amendment to Lease: February 1, 2000

Third Amendment to Lease: July 24, 2009

License Agreement: August 15, 2013

Prohibited Use Variance Approval: August 14, 2013

ABS Franchising, LLC d/b/a Little Cesar’s Pizza: March 14, 2007

First Amendment: April 26, 2012

Acceptance Agreement: May 3, 2007

Phillip James Flint d/b/a Red Bandana Pet Food: September 11, 2000

First Amendment: February 16, 2005

Second Amendment: May 18, 2010

Song Dok SL Lee (nee Kim) d/b/a Sew Sew Alterations: March 17, 2000

First Amendment: June 30, 2005

Second Amendment: Song Dok Kim d/b/a Sew Sew Alterations: September 27, 2010

Third Amendment: August 31, 2013

Dakshesh R. Patel d/b/a Subway: February 11, 2013

Sublease: March 6, 2013

Supercuts Corporate Shops, Inc.: February 8, 2000

Assignment: Supercuts Corporate Shops, Inc.: April 14, 2010

First Amendment: May 21, 2010

Second Amendment: June 14, 2012

Third Amendment: December 13, 2013

Tropical Oasis Tanning Salon, Inc: May 1, 2012

First Amendment: September 20, 2012

Business & Shipping Solutions, Inc. d/b/a The UPS Store #2738: December 30, 2010

Revocable License Agreement (Pylon Sign): February 17, 2011

Judy Stoops & Jim Stoops d/b/a Wild Birds Unlimited: July 5, 2005

First Amendment: February 8, 2007

Second Amendment: December 15, 2008

Third Amendment: February 28, 2012

Suwanee WOA, LLC d/b/a Workout Anytime: August 29, 2013

First Amendment to Lease Agreement: December 6, 2013

Landlord Subordination and Consent Agreement: December 18, 2013

Bethany Village

Bethany Bend Fitness, LLC: August 27, 2013

Temporary Use License Agreement: August 27, 2013

Publix Waiver Agreement: October 9, 2013

First Amendment to Lease Agreement: December 6, 2013

Nandas Corporation d/b/a Beverage Shop: November 8, 2001

First Amendment: May 15, 2007

Second Amendment: December 2, 2008

Third Amendment: September 10, 2009

Fourth Amendment: September 21, 2010

Fifth Amendment: December 16, 2011

Sixth Amendment: November 7, 2012

Xiu Fang Zhou d/b/a China Restaurant: August 24, 2006

First Amendment: August 14, 2009

Second Amendment: April 21, 2010

Third Amendment: June 22, 2012

Fourth Amendment: February 20, 2013

Hee K, Inc d/b/a Clothing Care Cleaners: April 26, 2000

First Amendment: July 9, 2001

Second Amendment: August 14, 2006

Assignment & Assumption: April 29, 2008

Third Amendment: August 15, 2008

Assignment & Assumption: November 25, 2009

Fourth Amendment: January 14, 2011

Doug E. Worful D.M.D.: May 3, 2001

Lease Agreement: May 3, 2001

First Amendment: July 14, 2005

Landlord Waiver: July 14, 2005

Second Amendment: October 30, 2009

Third Amendment: May 21, 2013

Tres De Oros, Inc. d/b/a El Azteca: August 15, 2001

First Amendment: August 15, 2006

Second Amendment: February 15, 2012

Goodwill of North Georgia, Inc.: September 14, 2007

Clarification Letter-Management Fees: November 5, 2007

First Amendment: July 13, 2012

Chiropractic Family Healthcare Center, LLC: September 1, 2000

First Amendment: July 27, 2006

Second Amendment: September 9, 2009

Third Amendment: March 1, 2011

Fourth Amendment: December 14, 2011

Hari Krisahna McFarland, Inc. d/b/a Marco’s Pizza: January 10, 2013

Lease Rider: January 7, 2013

First Amendment: February 14, 2013

Acknowledgment of Term: May 29, 2013

Second Amendment: September 5, 2013

Lessor’s Consent & Agreement: October 16, 2013

Phillip H. TA d/b/a GA Nails Spa f/k/a Nail Dynasty #3, Inc.: June 19, 2006

First Amendment: October 30, 2009

Second Amendment: March 24, 2010

Third Amendment: September 30, 2010

Assignment & Assumption Agreement: April 23, 2013

Assignment & Assumption Agreement: October 18, 2006

Fourth Amendment: September 8, 2013

Publix Supermarkets, Inc. (#762): March 21, 2000

First Amendment to Lease: June 6, 2006

Second Amendment to Lease: January 11, 2013

Waiver Agreement: October 9, 2013

Letter Agreement: June 5, 2000

Letter Agreement: May 31, 2001

Memorandum of Lease: March 21, 2000

Subway Real Estate Corp. (Store #33965): July 7, 2004

Sublease #33965 – Roland Montoya: August 5, 2004

First Amendment: May 29, 2009

Lease Verification Letter: July 8, 2005

Tree Summit Village

Asia Diamond Nguyen d/b/a Jo Nails and Spa: October 27, 2009

First Amendment to Lease— VINII THAT TON d/b/a Jo Nails and Spa: March 25, 2010

Assignment & Assumption Agreement— NHU TU PHAN and TAC A. LAM d/b/a Jo Nails and Spa: October 22, 2010

Assignment & Assumption Agreement— VINH THAT TON and Cindy Nguyen: Assignment & Assumption Agreement— VINH THAT TON and Cindy Nguyen: July 8, 2011

Assignment & Assumption Agreement—Asia Diamond Nguyen: July 12, 2012

SHI BO ZHAO d/b/a Chin Chin Chinese Restaurant: August 6, 1999

Assignment of Lease—Jin Xiang Lin and Yi Hui Liu: June 2001

Assignment of Lease—Jin Xiang Lin: June 7, 2005

Assignment & Assumption Agreement—Bamboo Garden Inc.: April 25, 2007

Assignment & Assumption Agreement—Good Tasty, Inc.: August 17, 2007

Assignment & Assumption Agreement—D & C International Trading, Inc. d/b/a Chin Chin Chinese Restaurant: April 23, 2008

First Amendment to Lease Agreement—D & C International Trading, Inc. d/b/a Chin Chin Chinese Restaurant: December 10, 2009

Second Amendment to Lease Agreement–D & C International Trading, Inc. d/b/a Chin Chin Chinese Restaurant: April 14, 2010

Assignment & Assumption Agreement—SHI BO ZHAO d/b/a Chin Chin Chinese Restaurant: December 20, 2010

Third Amendment to Lease Agreement—SHI BO ZHAO d/b/a Chin Chin Chinese Restaurant: September 9, 2011

Fourth Amendment to Lease Agreement—SHI BO ZHAO d/b/a Chin Chin Chinese Restaurant: May 21, 2012

Assignment & Assumption Agreement—Yu Li Yeung d/b/a Chin Chin Chinese Restaurant: March 14, 2013

Coast Dental Services, Inc.: September 25, 1998

Letter to Exercise Second Option: November 25, 2009

Bio-Medical Applications of Georgia, Inc. d/b/a Fresenius Medical Care Berkeley Lake: May 11, 2012

Lease Possession Certificate: October 16, 2012

Commencement Date Certificate: January 9, 2013

Mom & Baby Shop, LLC: August 29, 2012

Lease Possession Certificate: September 27, 2012

Pro Music Corporation: March 31, 2006

First Amendment to Lease: May 20, 2010

Second Amendment to Lease: November 11, 2012

Publix Super Market, Inc. (#726): March 30th, 1999

Memorandum of Lease: March 30, 1999

First Amendment: March 7, 2000

Second Amendment: April 10, 2013

First Memorandum to Lease: April 10, 2013

Manav Enterprises, Inc. d/b/a The UPS Store: October 10, 2007

Tenant Acceptance Agreement: March 4, 2008

First Amendment to Lease: May 11, 2012

Towne Centre at Wesley Chapel

PCS/Partners of Florida, LLC: 11/28/2012

Form of Lease Memorandum: 06/17/2013

My Nail Spot, LLC: 03/27/2007

Tenant Acceptance Agreement: 5/17/2007

Assignment of Lease: Christon V. Nguyen d/b/a Q Nails: 8/7/2007

Assignment of Lease: Chieu Phan and Hoang Le d/b/a Q Nails: 1/14/2011

Assignment of Lease: Hong Cuc Thi Luong and Kimberli Nguyen d/ba Q Nails: 1/30/2013

Assignment of Lease and Second Amendment to Lease: My Nail Spot LLC: 8/1/2013

Consent of Guarantors (Le-Phan): 8/1/2013

Guaranty (Bui, Le, Le): 8/1/2013

Amit and Ashita Dalsaniya d/b/a PostNet: 6/6/2003

First Amendment to Lease: 07/18/2003

First Amendment to Lease: 09/27/2006

Second Amendment to Lease: 06/02/2008

Second Amendment to Lease: 08/15/2008

Unconditional Guaranty of Payment (Shah & Shah): 08/07/2008

Third Assignment of Lease: 12/18/2009

Unconditional Guaranty of Payment (Dalsaniya & Dalsaniya): 12/18/2009

Reaffirmation and Consent of Guarantor (Shah & Shah): 12/18/2009

Kash N Karry Food Stores, Inc. d/b/a Sweetbay Supermarket #1916: 12/21/1999

Original Lease Agreement: 12/21/1999

Approval Letter (Chinese and Beef O’Brady’s restaurants): 04/21/2000

First Lease Modification: 05/19/2000

Recorded Declaration of Covenants and Restrictions: 06/26/2000

Approval Letter (pizza and baked sub sandwiches): 08/31/2000

Approval Letter (dollar store): 08/31/2000

Addendum to Lease: 04/02/2001

Second Modification of Lease Agreement: 08/29/2001

Recorded First Amendment to Declaration of Covenants and Restrictions: 9/6/2001

Approval Letter (Hotz restaurant): 5/4/2005

KC and FS Incorporated d/b/a Hungry Howies: 8/31/2000

Letter to Renew: 1/15/2006

Assignment of Lease: 6/20/2007

Unconditional Guaranty of Payment (Fay Kazbour): 06/20/2007

Unconditional Guaranty of Payment (Yasser Kazbour): 06/20/2007

First Amendment of Lease: 03/01/2011

Reaffirmation and Consent of Guarantor: 02/22/2011

Tristan Ellyn Associates, LLC d/b/a Great Clips: 12/29/2010

Tenant Acceptance Agreement: 02/10/2011

Unconditional Guaranty of Payment - Exhibit F: 12/22/2010

Max Muscle New Tampa, LLC: 8/11/2008

Tenant Acceptance Agreement: 2/29/2009

Unconditional Guaranty of Payment: 8/7/2008

Franchise Lease Addendum: 8/11/2008

Robert E. and Sandra A. Stowasser d/b/a Bob's Barber Shop: 3/16/2000

First Amendment: 8/10/2005

Second Amendment: 11/15/2010

Togo Food & Sports Incorporated d/b/a Beef O' Brady's: 9/11/2000

First Amendment of Lease: 5/19/2011

Surety Agreement: 9/02/2000

Sun Jyot, Inc. d/b/a Pinch A Penny: 7/19/2000

Assignment of Lease: 11/9/2004

Letter of Renewal: 8/4/2005

First Amendment of Lease: 1/13/2011

OM Institute of Education, Inc., d/b/a Kumon Math & Reading Center: 8/19/2011

Tenant Acceptance Agreement: 2/3/2012

Unconditional Guaranty of Payment: 8/19/2011

ChampionsGate Village

9East Investments, LLC d/b/a 1005 Liquor at ChampionsGate: 4/10/2001

Sublease— Yong H. Lee d/b/a Empire Liquor, Inc: 2/17/2003

Renewal Letter— YONG W. LEE D/B/A EMPIRE LIQUOR, INC.: 5/08/2006

Assignment & Assumption of Lease— DOVE BUSINESS, INC. d/b/a Empire Liquor: 8/31/2007

Assignment & Assumption of Lease— 9East Investments, LLC d/b/a 1005 Liquor at ChampionsGate: 1/07/2010

First Amendment to Lease— 9East Investments, LLC d/b/a 1005 Liquor at ChampionsGate: 8/31/2011

DCT Leisure Corporation of Florida, Inc. d/b/a Bella Trae Realty: 3/25/2013

CHINA ONE IN OSCEOLA, INC. d/b/a China One Restaurant: 3/1/2001

First Amendment to Lease— Chuen Yuan Wang d/b/a China One: 1/21/2002

Third Amendment to Lease— CHINA ONE IN OSCEOLA, INC. d/b/a China One Restaurant: 04/29/2008

Fourth Amendment to Lease CHINA ONE IN OSCEOLA, INC. d/b/a China One Restaurant: 05/06/2011

G. T. Leisure Services, Inc. d/b/a Citrus Grove Villas 08/27/2013

Diamond Dry Cleaners, LLC 01/20/2011

Dulcetto of ChampionsGate, Inc.: 03/08/2003

Amendment to Lease – change of operating name to Dr. Jean Paul Benzaken, Mrs. Julie Benzaken, Chimene Corporation d/b/a II Pepperoni: 05/02/2004

Second Amendment to Lease – amend Section 21 of Lease— Dr. Jean Paul Benzaken, Mrs. Julie Benzaken, Chimene Corporation d/b/a Pepperon’ Pizzeria & Italian Restaurant: 11/22/2004

Letter of Renewal— Dr. Jean Paul Benzaken, Mrs. Julie Benzaken, Chimene Corporation d/b/a Pepperon’ Pizzeria & Italian Restaurant: 01/08/2008

Assignment and Assumption of Lease— Dulcetto of ChampionsGate, Inc.: 07/21/2010

Temporary License Agreement: 12/29/2010

Third Amendment to Lease – Extend Term & Add Option— Dulcetto of ChampionsGate, Inc.: 04/18/2013

Diep Ngoc Bui & Ha Tua Le d/b/a Five Star Nails: 11/18/2010

Ratner Companies, Inc. d/b/a Hair Cuttery #3160: 08/31/2001

Acceptance of Renewal— Hair Cuttery of North Florida d/b/a Hair Cuttery: 08/21/2006

First Amendment to Lease—Creative Hairdressers, Inc. d/b/a Hair Cuttery: 01/23/2012

Publix Super Markets, Inc. (#770): 2/18/1999

Commencement Date Letter: 06/19/2001

Memorandum of Lease: 02/18/99

First Addendum to Memorandum of Lease: 02/24/00

Second Addendum to Memorandum of Lease: 10/11/01

Third Addendum to Lease: 07/07/00

Fourth Addendum to Lease: 09/18/2000

Fifth Addendum to Lease: 10/11/2001

Subway Real Estate Corporation: 06/04/2001

Sublease—Jeffrey Ganssle, Lucy D. DiPasqua, and Peter M. DiPasqua Jr: 07/12/2001

First Amendment to Lease—Subway Real Estate Corp.: 07/11/2006

Gator Leasing & Development d/b/a The UPS Store: 10/28/2000

First Amendment to Lease—Gator Leasing & Development Corporation d/b/a Mail Boxes Etc.: 11/24/2003

Sublease Agreement—June and Norman Ruscette: 1/1/2004

Second Amendment to Lease— Gator Leasing & Development d/b/a The UPS Store: 11/08/2010

Goolsby Point

Cellular Sales of Northern Florida, LLC: 09/25/2013

Guaranty: 09/25/2013

Form of Lease Memorandum: 11/05/2013

Chai Yo Thai Cuisine, LLC: 4/30/2008

Unconditional Guaranty of Payment: 04/30/2008

Tenant Acceptance Agreement: 07/17/2008

Letter Agreement: 01/21/2009

First Amendment: 09/23/2009

Second Amendment: 04/04/2011

Exhibit A—Reaffirmation and Consent of Guarantor: 03/22/2011

Hing Mau Wong and Wen Fang Wang, individuals d/b/a China Park 5/1/2000

Guaranty of Lease - (Hing M. Wong): 5/1/2000

First Assignment and Assumption: 5/6/2002

Reaffirmation of Guaranty of Lease (Hing M. Wong): 5/6/2002

Guaranty of Lease (Han B. Lin): 5/6/2002

Exercise Option Letter : 01/4/2005

Renewal Letter : 03/8/2005

Second Assignment and Assumption: 11/26/2007

Reaffirmation and Consent (Han B. Lin): 11/19/2007

Reaffirmation and Consent (Hing M. Wong): 11/15/2007

Unconditional Guaranty of Payment (Wen Fang Wang): 11/16/2007

Renewal Letter: 08/03/2009

Son V. Pham and Rose Pham d/b/a Foxy Nails & Spa: 3/6/2008

Unconditional Guaranty of Payment (Bac Quang Do): 02/29/2008

Assignment and Assumption: 12/15/2008

Reaffirmation and Consent of Guarantor (Bac Quang Do): 12/10/2008

Unconditional Guaranty of Payment (Rose Pham): 12/10/2008

Clarification of Lease Language – Letter: 03/03/2009

Kinman, LLC d/b/a Kenny's Liquors: 12/15/2010

Unconditional Guaranty of Payment: 12/15/2010

Rema Investments, Inc. d/b/a Majik Touch Cleaners: 09/10/1998

Letter Agreement—Renewal: 8/12/2002

Letter Agreement—Renewal: 9/27/2005

First Amendment To Lease: 7/25/2006

Second Amendment To Lease: 1/16/2009

Third Amendment To Lease: 6/20/2012

Ex. G

Phimprachanh Group, Inc. d/b/a Pet Malls: 5/5/2011

Unconditional Guaranty of Payment: 5/5/2011

Tenant Acceptance Agreement: 12/13/2011

Publix Super Markets, Inc. (#712): 4/12/1999

Commencement Letter Agreement: 03/10/2000

First Addendum: 05/19/2000

Second Addendum: 09/01/2005

Letter Agreement: 05/30/2007

RadioShack Corporation (#01-9885) 1/13/2000

Lease Extension Agreement—RadioShack Corporation (formerly Tandy Corp.): 3/19/2010

Lease Extension Agreement: 4/24/2012

Regis Corporation d/b/a First Choice Haircutters: 2/23/1999

Renewal Letter: 11/09/2004

Inter-Corporation Assignment—Regis Corporation d/b/a First Choice Haircutters: 1/12/2010

First Amendment: 3/24/2010

Second Amendment: 4/16/2012

Smile Design Riverview LLC d/b/a Smile Design Dentistry: 6/7/2013

Guaranty: 6/07/2013

Lease Commencement Memorandum: 8/15/2013

Stacia Bell d/b/a Stacia Michaels, The Salon 10/6/2011

Unconditional Guaranty of Payment: 10/06/2011

Tenant Acceptance Agreement: 4/24/2012

Frank Finnegan d/b/a Sun Hill Optical: 4/8/1999

Consent to Declaration Restrictions (Letter) Undated

Letter Agreement- Renewal: 12/02/2002

Letter Agreement—Renewal: 01/13/2006

First Amendment: March 2002

Second Amendment: 4/19/2006

Third Amendment: 8/14/2009

Consent of Guarantors and Renewal Of Guaranty: 8/14/2009

Fourth Amendment: 3/31/2013

Gator Leasing and Development Corp. d/b/a The UPS Store #3452: 8/25/1999

Amendment to Shopping Center Lease: 3/30/2000

Sublease Agreement—David L. Kjosa and Esther Kjosa: 8/15/2003

Personal Guaranty of Sublease (Kjosa): 7/30/2003

Letter Agreement—Renewal: 4/20/2004

Second Amendment—Gator Leasing and Development Corp. d/b/a The UPS Store: 1/11/2010

Reaffirmation and Consent of Guarantor (Gordon): 1/05/2009

Ex. G

Westshore Pizza Boyette, Inc.: 4/25/2000

First Amendment and Assignment of Lease—David E. Bove and Suzanne E. Bove d/b/a Westshore Pizza: 6/18/2005

Reaffirmation and Consent of Guarantor (Wagner): 6/18/2005

Unconditional Guaranty of Payment (Bove): 6/18/2005

Landlord’s Waiver: 6/30/2005

Assignment and Assumption—David E. Bove and Suzanne E. Bove d/b/a Westshore Pizza: 11/12/2007

Reaffirmation and Consent of Guarantor (Bove): 11/09/2007

Unconditional Guaranty of Payment (Robert Vasaturo): 11/09/2007

Side Document – Officer / Director Resignation (Vasaturo) 10/03/2011

Ex. G

EXHIBIT H

to

Purchase and Sale Agreement

LIST OF CONTRACTS

Dean Taylor Crossing

Vintage Constructors 01/01/13

Roof Consultants 02/29/12

Corporate Commercial Sweeping 01/01/13

City Wide Wrecker Service, Inc. 08/03/12

Complete Solutions & Sourcing, Inc. 03/01/12

International Fire Protection, Inc. 01/2013

International Fire Protection, Inc. 01/2013

Bethany Village

Comcast Cable Communications Management 08/26/13

Vintage Constructors 01/31/13

Roof Consultants 02/29/12

Corporate Commercial Sweeping 01/01/13

City Wide Wrecker Service, Inc. 08/03/12

Complete Solutions & Sourcing, Inc. 03/01/12

International Fire Protection, Inc. 01/2013

International Fire Protection, Inc. 01/2013

Tree Summit Village

Complete Solutions 05/20/13

Lots Appeal 10/01/12

Lake Pass Ground Maintenance, LLC

Knox Pest Control

Towne Centre at Wesley Chapel

American Facility Services 01/16/13

International Fire Protection Inc. 03/01/13

Mikes Window Cleaning, Inc. 10/01/13

NDL, LLC 01/09/13

Nvirotect Pest Control Services Inc. 02/13/13

Property Care Specialists 11/06/13

Property Care Specialists 08/29/13

The Lake Doctors, Inc. 02/27/13

World One, Inc. 10/23/13

Ex. H

ChampionsGate Village

Dyna Fire 02/19/13

Weber Environnemental Services, Inc. 12/15/12

Yaniz Complete Property Maintenance 09/01/09

Unique Pest Control 09/16/08

Complete Solutions & Sourcing, Inc. 11/01/12

Clean Fast Pressure Washing

Goolsby Point

American Facility Services 01/16/13

Dana Enterprises, Inc. 01/15/13

International Fire Protection Inc. 01/30/13

Mikes Window Cleaning 10/01/13

NDL, LLC 01/09/13

Nvirotect Pest Controls Services Inc. 02/13/13

R&R Sewage Lift Station Services, Inc. 07/09/13

Remson Aquatics 11/12/2013

World One, Inc. 10/23/13

Ex. H

EXHIBIT I

to

Purchase and Sale Agreement

LITIGATION

None.

Ex. I

EXHIBIT J

to

Purchase and Sale Agreement

ESCROW HOLDBACK AGREEMENT

This Escrow Holdback Agreement (this “Agreement”) is made and entered as of March ___, 2014 (the “Effective Date”) by and between MEPT Towne Centre Wesley Chapel LLC, a Delaware limited liability company (“Seller”), and Wesley Chapel Station LLC, a Delaware limited liability company (“Purchaser”) and Chicago Title Insurance Company (“Escrow Agent”).

BACKGROUND

A.           Seller, as Seller, and Purchaser, as successor in interest to The Phillips Edison Group LLC, an Ohio limited liability company, as Purchaser, are parties to that certain Purchase and Sale Agreement dated as of February ___, 2014 (the “Purchase Agreement”) with respect to, among other property, the shopping center property commonly known as Towne Centre at Wesley Chapel located in Wesley Chapel, Pasco County, Florida (the “Property”). Any capitalized term used but not defined in this Agreement shall have the meaning assigned to such term in the Purchase Agreement.

B.           Seller is prepared to enter into that certain Lease Agreement (the “Anytime Lease”) with Carle Fitness Centers, LLC (dba “Anytime Fitness”) (the “Tenant”) at the Property; however, due to a use restriction in the lease agreement with the grocery store tenant of the Property known as “Sweet Bay” (the “Grocery Tenant”), Seller must obtain Grocery Tenant’s approval of the Anytime Lease (the “Approval”).

C.           Seller has agreed to deposit into escrow with Escrow Agent the Holdback Funds (defined below) until such time as the Approval has been obtained and the Anytime Lease has been executed and delivered by Tenant (collectively, the “Holdback Release Condition”), and Seller has agreed that Purchaser shall have the right to receive payments, monthly, from the Holdback Funds pending satisfaction of the Holdback Release Condition, all on and subject to the terms and conditions hereof.

D.           Accordingly, Seller, Purchaser and Escrow Agent desire to enter into this Agreement to set forth the terms and conditions pursuant to which Escrow Agent shall hold, disburse and return any balance of the Holdback Funds.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Ex. J

1.          Holdback Funds. Simultaneously herewith, Seller has deposited in escrow (the “Escrow”) with Escrow Agent the sum of Two Hundred Ninety-Three Thousand Dollars ($293,000) (the “Holdback Funds”), and same shall be held in an interest-bearing escrow account and disbursed in accordance with the terms of this Agreement. All interest and other earnings on the Holdback Funds shall remain the sole property of Seller and shall be paid out of Escrow to Seller as and when earned. Escrow Agent hereby agrees to hold, invest and disburse the Holdback Funds strictly in accordance with the terms and conditions of this Agreement.

2.          Purchaser Obligations. Purchaser shall use commercially reasonable efforts to obtain (a) the Approval and (b) the Tenant’s signature on the Anytime Lease, and shall keep Seller apprised of Purchaser’s efforts, including providing copies of correspondence between Purchaser and the Grocery Tenant and the Tenant.

3.          Holdback Funds as Monthly Rent Payments. Commencing on the first (1st) day of the first calendar month after the Closing Date and continuing on the first (1st) day of each subsequent month thereafter until the Holdback Release Condition has been satisfied, Purchaser shall provide written notice to Seller and the Escrow Agent informing them of the status of the efforts to satisfy the Holdback Release Condition. If such written notice states that the Holdback Release Condition has not then been satisfied, then the Escrow Agent shall pay to Purchaser within two (2) business days of receipt of such written notice the amount of Six Thousand Nine Hundred Sixty-One and 50/100 Dollars ($6,961.50) from the Holdback Funds, same being paid in lieu of payment of monthly base and additional rental payments that would otherwise be paid under the Anytime Lease. Upon receipt of notice from Purchaser of the satisfaction of the Holdback Release Condition, the Escrow Agent shall release an additional One Hundred Twenty-Six Thousand and No/100 Dollars ($126,000) from the Holdback Funds to Purchaser as payment for tenant improvements under the Anytime Lease, less any amounts (pro rated on a day for day basis) of the monthly rent that was paid to Purchaser for the month in which such additional release to Purchaser occurred.

4.          Disbursement of Holdback Funds to Seller. Upon satisfaction of the Holdback Release Condition, and after payment of amounts set forth in Section 3, all remaining Holdback Funds shall be disbursed to Seller. If the requirements set forth in this Section 4 are satisfied, the payment under this Section 4 shall not require prior permission from Purchaser.

5.          Escrow Fees. All fees, costs and expenses of the Escrow Agent with respect to the Escrow (the “Escrow Fees”) shall be paid equally by Seller and Purchaser. All such Escrow Fees shall be due and payable upon the disbursement of the Holdback Funds.

6.          Compliance with Court Orders. Seller and Purchaser hereby acknowledge that Escrow Agent may accept, obey and comply with any and all writs, orders, judgments or decrees issued or entered by any court with or without jurisdiction (a “Court Order”), in which case, notwithstanding anything to the contrary in this Agreement, Escrow Agent shall not be liable to Seller or Purchaser by reason of such acceptance, obedience or compliance, regardless of whether such Court Order is subsequently reversed, modified, annulled, set aside or vacated.

Ex. J

7.          Release and Indemnification. Seller and Purchaser hereby release Escrow Agent and its officers, managers, employees and agents (each, an “Escrow Agent Party”), for any liability, damage, loss, cost or expense incurred by Seller or Purchaser to the extent resulting from (a) any action taken or not taken in good faith upon advice of Escrow Agent’s counsel given with respect to any questions relating to its obligations under this Agreement, or (b) any action taken or not taken in reliance upon any document, including any written notice provided to Escrow Agent pursuant to this Agreement, as to the due execution and the validity and effectiveness of such document, and the truth and accuracy of any information contained therein, which such Escrow Agent Party in good faith believes to be genuine, to have been signed or presented by a duly authorized person or persons and to comply with the terms of the Purchase Agreement and this Agreement, except to the extent resulting from the gross negligence, willful default, intentional misconduct or breach of trust by such Escrow Agent Party. Seller and Purchaser, jointly, and not jointly and severally, shall indemnify and hold harmless any Escrow Agent Party against any liability, damage, loss, cost or expense, including, without limitation, reasonable attorneys’ fees and court costs, incurred by such Escrow Agent Party to the extent resulting from the performance by any Escrow Agent Party of Escrow Agent’s obligations under this Agreement, except to the extent resulting from the gross negligence, willful default, intentional misconduct or breach of trust by such Escrow Agent Party.

8.          Relationship of Parties. Seller and Purchaser acknowledge and agree that Escrow Agent is acting solely as a stakeholder at their request, and that Escrow Agent shall not be deemed to be the agent of either Seller or Purchaser.

9.          Successors and Assigns. This Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

10.         Attorneys’ Fees. If any party hereto fails to perform any of its obligations under this Agreement or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or parties or the party or parties not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party or parties on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements.

11.         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

12.         Counterparts. This Agreement may be signed in counterparts and all counterparts so executed shall constitute one contract, binding on all parties hereto, even though all parties are not signatory to the same counterpart. The parties contemplate that they may be executing counterparts of the Agreement transmitted by facsimile and agree and intend that a signature by facsimile machine shall bind the party so signing with the same effect as though the signature were an original signature.

[Signature page follows.]

Ex. J

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER:

MEPT Towne Centre Wesley Chapel LLC, a
Delaware limited liability company

By:	MEPT Edgemoor REIT LLC, a Delaware limited liability company, its Manager

	By:	NewTower Management LLC, a Delaware limited liability company, its Manager

		By:	NewTower Trust Company, a Maryland State trust company, its Sole Member

Exhibit Only. Do Not Execute
By:
Name:
Title:

PURCHASER:

WESLEY CHAPEL STATION LLC, a Delaware
limited liability company

Exhibit Only. Do Not Execute
By:
Name:
Title:

ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY

Exhibit Only. Do Not Execute
By:
Name:
Title:

Ex. J